[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.37†
Execution Version

TRUST INDENTURE AND SPARE PARTS MORTGAGE
Dated as of November 4, 2025
between
FRONTIER AIRLINES, INC.,
Owner,
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity,
except as expressly stated herein,
but solely as Mortgagee,
Mortgagee

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

(continued)
Page
ii
TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

(continued)
Page

SECTION 11.10. Normal Commercial Relations	43
SECTION 11.11. Governing Law; Counterpart Form; Electronic Execution	43
SECTION 11.12. Submission to Jurisdiction; Venue; Service of Process; Jury Waiver	44
SECTION 11.13. Voting By Note Holders	44
SECTION 11.14. Bankruptcy

ANNEX A Definitions
ANNEX B Insurance
ANNEX C Collateral Maintenance Annex
EXHIBIT A Form of Location Supplement
SCHEDULE I Equipment Notes Amortization and Interest Rates
SCHEDULE II Designated Locations
iii
TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

TRUST INDENTURE AND SPARE PARTS MORTGAGE
TRUST INDENTURE AND SPARE PARTS MORTGAGE, dated as of November 4, 2025 (this “Trust Indenture”), between FRONTIER AIRLINES, INC., a Colorado corporation (“Owner”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly stated herein, but solely as Mortgagee hereunder (together with its successors hereunder, the “Mortgagee”).
W I T N E S S E T H
WHEREAS, all capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;
WHEREAS, the parties hereto desire by this Trust Indenture, among other things, to provide for the issuance by the Owner of the Series of Equipment Notes specified on Schedule I hereto, and the possible issuance of Additional Series;
WHEREAS, the parties hereto desire by this Trust Indenture, among other things, to provide for the assignment, mortgage and pledge by the Owner to the Mortgagee, as part of the Collateral hereunder, among other things, of all of the Owner’s right, title and interest in and to the Pledged Spare Parts and, except as hereinafter expressly provided, all payments and other amounts received hereunder in accordance with the terms hereof, as security for, among other things, the Owner’s obligations to the Note Holders and the Indenture Indemnitees;
WHEREAS, Schedule II to this Trust Indenture specifically describes the locations at which the Spare Parts and Appliances covered by the security interest of this Trust Indenture may be maintained by or on behalf of the Owner, and Section 4.03 of this Trust Indenture and Section 4.1 of the Collateral Maintenance Annex provides for the designation of additional locations pursuant to Location Supplements;
WHEREAS, all things have been done to make the Equipment Notes of the Series listed on Schedule I hereto, when executed by the Owner and authenticated and delivered by the Mortgagee hereunder, the valid, binding and enforceable obligations of the Owner; and
WHEREAS, all things necessary to make this Trust Indenture the valid, binding and legal obligation of the Owner for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened;
GRANTING CLAUSE
NOW, THEREFORE, THIS TRUST INDENTURE AND SPARE PARTS MORTGAGE WITNESSETH, that, to secure the prompt payment of the Original Amount of, interest on, Prepayment Premium, if any, and all other amounts due with respect to, all Equipment Notes from time to time outstanding hereunder according to their tenor and effect and to secure the performance and observance by the Owner of all the agreements, covenants and provisions contained herein and in the Note Purchase Agreement and in the Equipment Notes,
TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC

for the benefit of the Note Holders and each of the Indenture Indemnitees, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Equipment Notes by the holders thereof, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Owner has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Mortgagee, its successors in trust and assigns, for the security and benefit of, each of the Note Holders and each of the Indenture Indemnitees, a first priority security interest in and mortgage lien on all right, title and interest of the Owner in, to and under the following described property, rights and privileges, whether now or hereafter acquired (which, collectively, together with all property hereafter specifically subject to the Lien of this Trust Indenture by the terms hereof or any supplement hereto, are included within, and are referred to as, the “Spare Parts Collateral”; provided that, without limiting the Granting Clause below, Cash Collateral shall not constitute Spare Parts Collateral), to wit:
(1)    All Spare Parts and Appliances first placed in service after October 22, 1994 and currently owned or hereafter acquired by the Owner that are appropriate for incorporation in, installation on, attachment or appurtenance to, or use in, (a) one or more models of Aircraft operated by the Owner or any of its Subsidiaries or (b) any Engine utilized on any such Aircraft (collectively, “Qualified Spare Parts”), provided, that the following shall be excluded from the Lien of this Trust Indenture: (v) any Excess Ineligible Spare Parts that have been released pursuant to Section 5.2(a) of the Collateral Maintenance Annex; (w) any Spare Part or Appliance so long as it is incorporated in, installed on, attached or appurtenant to, or being used in an Aircraft, Engine or Qualified Spare Part that is so incorporated, installed, attached, appurtenant or being used; (x) any Spare Part or Appliance that has been incorporated in, installed on, attached or appurtenant to, or used in an Aircraft, Engine or Qualified Spare Part that has been so incorporated, installed, attached, appurtenant or used, for so long after its removal from such Aircraft or Engine as it remains owned by a lessor or conditional seller of, or subject to a Lien applicable to, such Aircraft or Engine; (y) the Excluded Spare Parts; and (z) any Spare Part or Appliance leased to, loaned to, or held on consignment by, the Owner (such Qualified Spare Parts and Appliances, giving effect to such exclusions, the “Pledged Spare Parts”);
(2)    All Tooling;
(3)    The rights of the Owner under any warranty or indemnity, express or implied, regarding title, materials, workmanship, design or patent infringement or related matters in respect of the Pledged Spare Parts or the Tooling;
(4)    To the extent not constituting Cash Collateral, all proceeds with respect to the sale or other disposition by the Mortgagee of any Pledged Spare Part, Tooling or other Collateral pursuant to the terms of this Trust Indenture, and all insurance proceeds with respect to any Pledged Spare Part or Tooling, but excluding any insurance maintained by the Owner and not required under Section 4.06;

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

(5)    To the extent not constituting Cash Collateral, all rents, revenues and other proceeds collected by the Mortgagee pursuant to Section 5.03(b) hereof and corresponding to Pledged Spare Parts, Tooling and all monies and securities from time to time deposited or required to be deposited with the Mortgagee by or for the account of the Owner pursuant to any terms of this Trust Indenture held or required to be held by the Mortgagee hereunder, with respect to Pledged Spare Parts or Tooling;
(6)    All repair, maintenance and inventory records, logs, manuals and all other documents and materials similar thereto (including, without limitation, any such records, logs, manuals, documents and materials that are computer print-outs) at any time maintained, created or used by the Owner, and all records, logs, documents and other materials required at any time to be maintained by the Owner pursuant to the FAA or under the Act, in each case with respect to any of the Pledged Spare Parts or the Tooling (the “Spare Parts Documents”);
(7)    All proceeds of the foregoing; and
(8)    All Cash Collateral.
PROVIDED, HOWEVER, that notwithstanding any of the foregoing provisions, so long as no Event of Default shall have occurred and be continuing, (a) the Mortgagee shall not take or cause to be taken any action contrary to the Owner’s right hereunder to quiet enjoyment of the Pledged Spare Parts, and to possess, use, retain and control the Pledged Spare Parts and all revenues, income and profits derived therefrom, and (b) the Owner shall have the right, to the exclusion of the Mortgagee, with respect to the warranties and indemnities referred to in clause (2) above, to exercise in the Owner’s name all rights and powers (other than to amend, modify or waive any of the warranties or indemnities contained therein, except in the exercise of the Owner’s reasonable business judgment) and to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity; and provided, further, that, notwithstanding the occurrence or continuation of an Event of Default, the Mortgagee shall not enter into any amendment of any such warranty or indemnity which would increase the obligations of the Owner thereunder.
TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, and its successors and assigns, in trust for the equal and proportionate benefit and security of the Note Holders and the Indenture Indemnitees, except as provided in Section 2.13 and Article III hereof, without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and in all cases and as to all property specified in clauses (1) through (8) inclusive above, subject to the terms and provisions set forth in this Trust Indenture.
It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner shall remain liable under each Pledged Spare Parts Agreement to perform all of the obligations assumed by it thereunder, except to the extent prohibited or excluded from doing so pursuant to the terms and provisions thereof, and the Mortgagee, the

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

Note Holders and the Indenture Indemnitees shall have no obligation or liability under any Pledged Spare Parts Agreement by reason of or arising out of the assignment hereunder, nor shall the Mortgagee, the Note Holders or the Indenture Indemnitees be required or obligated in any manner to perform or fulfill any obligations of the Owner under or pursuant to the Pledged Spare Parts Agreements, or, except as herein expressly provided, to make any payment, or make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
The Owner does hereby constitute the Mortgagee the true and lawful attorney of the Owner, irrevocably, granted for good and valuable consideration and coupled with an interest and with full power of substitution, and with full power (in the name of the Owner or otherwise) to ask for, require, demand, receive, compound and give acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due under or arising out of the Pledged Spare Parts Agreements, and all other property which now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Mortgagee may deem to be necessary or advisable in the premises; provided, that the Mortgagee shall not exercise any such rights except upon the occurrence and during the continuance of an Event of Default hereunder.
The Owner agrees that at any time and from time to time, upon the written request of the Mortgagee, the Owner will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents (including without limitation UCC continuation statements) as the Mortgagee may reasonably deem necessary to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby or to obtain for the Mortgagee the full benefits of the assignment hereunder and of the rights and powers herein granted.
IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:
Article I

DEFINITIONS
Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed in the manner described, in Annex A hereto.
Article II

THE EQUIPMENT NOTES

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

SECTION 2.01.Form of Equipment Notes
The Equipment Notes shall be substantially in the form set forth below:
THIS EQUIPMENT NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS EQUIPMENT NOTE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATIONS IS AVAILABLE.

FRONTIER AIRLINES, INC.
SERIES [_____] EQUIPMENT NOTE DUE [____]
No. ____	Date: [__________, ____]

_______________________

INTEREST RATE
MATURITY DATE
[___________]	[_______________]
FRONTIER AIRLINES, INC., a Colorado corporation (“Owner”), hereby promises to pay to __________________, or the registered assignee thereof, the principal sum of $____________ (the “Original Amount”), together with interest on the amount of the Original Amount remaining unpaid from time to time (calculated on the basis of a year of 360 days comprised of twelve 30-day months) from the date hereof until paid in full at a rate per annum equal to the Debt Rate. The Original Amount of this Equipment Note shall be due and payable in installments on the dates set forth in Schedule I hereto equal to the corresponding percentage of the Original Amount of this Equipment Note set forth in Schedule I hereto. Accrued but unpaid interest shall be due and payable in semi-annual installments commencing on [***] of each year, to and including [_______________]. Notwithstanding the foregoing, the final payment made on this Equipment Note shall be in an amount sufficient to discharge in full the unpaid Original Amount and all accrued and unpaid interest on, and any other amounts due under, this Equipment Note. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Equipment Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.
For purposes hereof, the term “Trust Indenture” means the Trust Indenture and Spare Parts Mortgage dated as of November 4, 2025, between the Owner and Wilmington Trust, National Association (the “Mortgagee”), as the same may be amended or supplemented from time to time. All other capitalized terms used in this Equipment Note and not defined herein shall have the respective meanings assigned in the Trust Indenture.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

This Equipment Note shall bear interest, payable on demand, at the Payment Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any overdue Original Amount, any overdue Prepayment Premium, if any, and (to the extent permitted by applicable Law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).
There shall be maintained an Equipment Note Register for the purpose of registering transfers and exchanges of Equipment Notes at the Corporate Trust Office of the Mortgagee or at the office of any successor in the manner provided in Section 2.07 of the Trust Indenture.
The Original Amount and interest and other amounts due hereunder shall be payable in Dollars in immediately available funds at the Corporate Trust Office of the Mortgagee, or as otherwise provided in the Trust Indenture. Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Equipment Note, except that in the case of any final payment with respect to this Equipment Note, the Equipment Note shall be surrendered promptly thereafter to the Mortgagee for cancellation.
The holder hereof, by its acceptance of this Equipment Note, agrees that, except as provided in the Trust Indenture, each payment of the Original Amount, Prepayment Premium, if any, and interest received by it hereunder shall be applied, first, to the payment of Prepayment Premium, if any, and any other amount (other than as covered by any of the following clauses) due hereunder or under the Trust Indenture, second, to the payment of accrued interest on this Equipment Note (as well as any interest on any overdue Original Amount, any overdue Prepayment Premium, if any, or, to the extent permitted by Law, any overdue interest and other amounts hereunder) to the date of such payment, third, to the payment of the Original Amount of this Equipment Note then due, and fourth, the balance, if any, remaining thereafter, to the payment of installments of the Original Amount of this Equipment Note remaining unpaid in the inverse order of their maturity.
This Equipment Note is one of the Equipment Notes referred to in the Trust Indenture which have been or are to be issued by the Owner pursuant to the terms of the Trust Indenture. The Collateral is held by the Mortgagee as security, in part, for the Equipment Notes. The provisions of this Equipment Note are subject to the Trust Indenture. Reference is hereby made to the Trust Indenture for a complete statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Equipment Note and the rights and obligations of the holders of, and the nature and extent of the security for, any other Equipment Notes executed and delivered under the Trust Indenture, as well as for a statement of the terms and conditions of the trust created by the Trust Indenture, to all of which terms and conditions in the Trust Indenture each holder hereof agrees by its acceptance of this Equipment Note.
As provided in the Trust Indenture and subject to certain limitations therein set forth, this Equipment Note is exchangeable for a like aggregate Original Amount of Equipment Notes of different authorized denominations, as requested by the holder surrendering the same.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

Prior to due presentment for registration of transfer of this Equipment Note, the Owner and the Mortgagee shall treat the person in whose name this Equipment Note is registered as the owner hereof for all purposes, whether or not this Equipment Note be overdue, and neither the Owner nor the Mortgagee shall be affected by notice to the contrary.
This Equipment Note is subject to redemption as provided in Sections 2.11 and 2.12 of the Trust Indenture but not otherwise. In addition, this Equipment Note may be accelerated as provided in Section 5.02 of the Trust Indenture.
This Equipment Note is subject to certain restrictions set forth in Sections 4.1(a)(i) and 4.1(a)(iii) of the Intercreditor Agreement, as further specified in Section 2.07 of the Trust Indenture, to all of which terms and conditions in the Intercreditor Agreement each holder hereof agrees by its acceptance of this Equipment Note.
[The indebtedness evidenced by this Equipment Note is, to the extent and in the manner provided in the Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Trust Indenture) in respect of [Series A Equipment Notes]1, and certain other Secured Obligations, and this Equipment Note is issued subject to such provisions. The Note Holder of this Equipment Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Mortgagee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Trust Indenture and (c) appoints the Mortgagee his attorney-in-fact for such purpose.]2
Unless the certificate of authentication hereon has been executed by or on behalf of the Mortgagee by manual signature, this Equipment Note shall not be entitled to any benefit under the Trust Indenture or be valid or obligatory for any purpose.
THIS EQUIPMENT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
*   *   *

1.    To be inserted in the case of an Additional Junior Series Equipment Note.
2.    To be inserted for each Equipment Note other than any Series A-1 Equipment Note.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

IN WITNESS WHEREOF, the Owner has caused this Equipment Note to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.

FRONTIER AIRLINES, INC.
By:___________________________________
Name:
Title:

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

MORTGAGEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Equipment Notes referred to in the within-mentioned Trust Indenture.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Mortgagee
By:___________________________________
Name:
Title:

SCHEDULE I
EQUIPMENT NOTE AMORTIZATION
Payment Date                Percentage of Original Amount to Be Paid
[SEE SCHEDULE I TO TRUST INDENTURE
WHICH IS INSERTED UPON ISSUANCE]
*   *   *

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

SECTION 2.02.Issuance and Terms of Equipment Notes
The Equipment Notes (other than the Additional Series Equipment Notes) shall be dated the Closing Date, shall be issued in a single series consisting of Series A-1 and in the maturities and principal amounts and shall bear interest as specified in Schedule I hereto. On the Closing Date, Series A-1 shall be issued to the Subordination Agent on behalf of the Pass Through Trustee under the Pass Through Trust Agreement. In addition to the foregoing, the Owner shall have the option to issue one or more separate series of Additional Series Equipment Notes at any time and from time to time at or after the Issuance Date, subject to the terms of Section 6.1.5 of the Note Purchase Agreement and Section 9.1 of the Intercreditor Agreement. If any series of Additional Junior Series Equipment Notes are so issued, each such series shall have a different designation such as, for example, “Series B,” “Series C” and “Series D,” shall be dated the date of original issuance thereof and shall have such maturities, principal amounts and interest rates as specified in an amendment to this Trust Indenture. The Equipment Notes shall be issued in registered form only. The Equipment Notes shall be issued in denominations of $1,000 and integral multiples thereof, except that one Equipment Note of each Series may be in an amount that is not an integral multiple of $1,000.
Each Equipment Note shall bear interest at the applicable Debt Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on the unpaid Original Amount thereof from time to time outstanding. Accrued interest shall be payable in arrears on [***] and thereafter on [***] thereafter until maturity. The Original Amount of each Equipment Note shall be payable on the dates and in the installments equal to the corresponding percentage of the Original Amount as set forth in Schedule I hereto for the applicable Series (as amended, in the case of any Additional Series, at the time of original issuance of such Additional Series) which shall be attached as Schedule I to such Equipment Notes (which shall be adjusted in accordance with Section 2.05 hereof after application of any partial redemptions made prior to the date that any such installment is due). Notwithstanding the foregoing, the final payment made under each Equipment Note shall be in an amount sufficient to discharge in full the unpaid Original Amount and all accrued and unpaid interest on, and any other amounts due under, such Equipment Note. Each Equipment Note shall bear interest, payable on demand, at the Payment Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any part of the Original Amount, Prepayment Premium, if any, and, to the extent permitted by applicable Law, interest and any other amounts payable thereunder not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts under any Equipment Note shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment under any Equipment Note becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.
The Owner agrees to pay to the Mortgagee for distribution in accordance with Section 3.04 hereof: (a) the Owner’s pro rata share of all compensation and reimbursement of expenses, disbursements and advances payable by the Owner under the Pass Through Trust

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

Agreement and (b) the Owner’s pro rata share of all compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement. As used herein, “Owner’s pro rata share” means as of any time a fraction, the numerator of which is the principal balance then outstanding of Equipment Notes and the denominator of which is the aggregate principal balance then outstanding of all Equipment Notes.
The Equipment Notes shall be executed on behalf of the Owner by one of its authorized officers. Equipment Notes bearing the signatures of individuals who were at any time the proper officers of the Owner shall bind the Owner, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Equipment Notes or did not hold such offices at the respective dates of such Equipment Notes. The Owner may from time to time execute and deliver Equipment Notes to the Mortgagee for authentication upon original issue and such Equipment Notes shall thereupon be authenticated and delivered by the Mortgagee upon the written request of the Owner signed by an authorized officer of the Owner. No Equipment Note shall be secured by or entitled to any benefit under this Trust Indenture or be valid or obligatory for any purposes, unless there appears on such Equipment Note a certificate of authentication in the form provided for herein executed by the Mortgagee by the manual signature of one of its authorized officers and such certificate upon any Equipment Notes be conclusive evidence, and the only evidence, that such Equipment Note has been duly authenticated and delivered hereunder.
The aggregate Original Amount of any Series of Equipment Notes issued hereunder shall not exceed the amount set forth as the maximum therefor on Schedule I hereto (as amended, in the case of any Additional Series, at the time of original issuance of such Additional Series).
SECTION 2.03.[Intentionally Omitted]
SECTION 2.04.Method of Payment
(a)The Original Amount of, interest on, Prepayment Premium, if any, and other amounts due under each Equipment Note or hereunder will be payable in Dollars by wire transfer of immediately available funds not later than [***], on the due date of payment to the Mortgagee at the Corporate Trust Office for distribution among the Note Holders in the manner provided herein, and payment of such amount by the Owner to the Mortgagee shall be deemed to satisfy the Owner’s obligation to make such payment. The Owner shall not have any responsibility for the distribution of such payment to any Note Holder. Notwithstanding the foregoing or any provision in any Equipment Note to the contrary, the Mortgagee will use reasonable efforts to pay or cause to be paid, if so directed in writing by any Note Holder (with a copy to the Owner), all amounts paid by the Owner hereunder and under such holder’s Equipment Note or Equipment Notes to such holder or a nominee therefor (including all amounts distributed pursuant to Article III of this Trust Indenture) by transferring, or causing to be transferred, by wire transfer of immediately available funds in Dollars, prior to [***], on the due date of payment, to an account maintained by such holder with a bank located in the continental United States the amount to be distributed to such holder, for credit to the account of such holder maintained at such bank. If the Mortgagee shall fail to make any such payment as provided in

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the Mortgagee, in its individual capacity and not as trustee, agrees to compensate such holders for loss of use of funds at Debt Rate until such payment is made and the Mortgagee shall be entitled to any interest earned on such funds until such payment is made. Any payment made hereunder shall be made without any presentment or surrender of any Equipment Note, except that, in the case of the final payment in respect of any Equipment Note, such Equipment Note shall be surrendered to the Mortgagee for cancellation promptly after such payment. Notwithstanding any other provision of this Trust Indenture to the contrary, the Mortgagee shall not be required to make, or cause to be made, wire transfers as aforesaid prior to the first Business Day on which it is practicable for the Mortgagee to do so in view of the time of day when the funds to be so transferred were received by it if such funds were received after [***], at the place of payment. Prior to the due presentment for registration of transfer of any Equipment Note, the Owner and the Mortgagee shall deem and treat the Person in whose name any Equipment Note is registered on the Equipment Note Register as the absolute owner and holder of such Equipment Note for the purpose of receiving payment of all amounts payable with respect to such Equipment Note and for all other purposes, and none of the Owner or the Mortgagee shall be affected by any notice to the contrary. So long as any signatory to the Note Purchase Agreement or nominee thereof shall be a registered Note Holder, all payments to it shall be made to the account of such Note Holder specified in Schedule 1 thereto and otherwise in the manner provided in or pursuant to the Note Purchase Agreement unless it shall have specified some other account or manner of payment by notice to the Mortgagee consistent with this Section 2.04.
(b)The Mortgagee, as agent for the Owner, shall exclude and withhold at the appropriate rate from each payment of Original Amount of, interest on, Prepayment Premium, if any, and other amounts due hereunder or under each Equipment Note (and such exclusion and withholding shall constitute payment in respect of such Equipment Note) any and all United States withholding taxes, including, without limitation, any such withholding taxes imposed under FATCA applicable thereto as required by Law. The Mortgagee agrees to act as such withholding agent and, in connection therewith, whenever any present or future United States taxes or similar charges are required to be withheld with respect to any amounts payable hereunder or in respect of the Equipment Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Note Holders, that it will file any necessary United States withholding tax returns or statements when due, and that as promptly as possible after the payment thereof it will deliver to each Note Holder (with a copy to the Owner) appropriate receipts showing the payment thereof, together with such additional documentary evidence as any such Note Holder may reasonably request from time to time.
If a Note Holder which is a Non-U.S. Person has furnished to the Mortgagee a properly completed, accurate and currently effective U.S. Internal Revenue Service Form W-8BEN or W-8BEN-E (or such successor form or forms as may be required by the United States Treasury Department) during the calendar year in which the payment hereunder or under the Equipment Note(s) held by such holder is made (but prior to the making of such payment), or in either of the two preceding calendar years, and has not notified the Mortgagee of the withdrawal or inaccuracy of such form prior to the date of such payment (and the Mortgagee has no reason to believe that any information set forth in such form is inaccurate), the Mortgagee shall withhold only the amount, if any, required by Law (after taking into account any applicable exemptions properly claimed by the Note Holder) to be withheld from payments hereunder or under the Equipment Notes held by such holder in respect of United States federal income tax, including any amounts required to be withheld under FATCA. If a Note Holder (x) which is a

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

Non-U.S. Person has furnished to the Mortgagee a properly completed, accurate and currently effective U.S. Internal Revenue Service Form W-8ECI in duplicate (or such successor certificate, form or forms as may be required by the United States Treasury Department as necessary in order to properly avoid withholding of United States federal income tax), for each calendar year in which a payment is made (but prior to the making of any payment for such year), and has not notified the Mortgagee of the withdrawal or inaccuracy of such certificate or form prior to the date of such payment (and the Mortgagee has no reason to believe that any information set forth in such form is inaccurate) or (y) which is a U.S. Person has furnished to the Mortgagee a properly completed, accurate and currently effective U.S. Internal Revenue Service Form W-9, if applicable, prior to a payment hereunder or under the Equipment Notes held by such holder, no amount shall be withheld from payments in respect of United States federal income tax. If any Note Holder has notified the Mortgagee that any of the foregoing forms or certificates is withdrawn or inaccurate, or if such holder has not filed a form claiming an exemption from United States withholding tax or if the Code or the regulations thereunder or the administrative interpretation thereof is at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the Equipment Notes held by such holder, the Mortgagee agrees to withhold from each payment due to the relevant Note Holder withholding taxes at the appropriate rate under Law and will, on a timely basis as more fully provided above, deposit such amounts with an authorized depository and make such returns, statements, receipts and other documentary evidence in connection therewith as required by Law.
The Owner shall not have any liability for the failure of the Mortgagee to withhold taxes in the manner provided for herein or for any false, inaccurate or untrue evidence provided by any Note Holder hereunder.
SECTION 2.05.Application of Payments
In the case of each Equipment Note, each payment of Original Amount, Prepayment Premium, if any, and interest due thereon shall be applied:
First: to the payment of Prepayment Premium, if any, with respect to such Equipment Note and any other amount (other than as covered by any of the following clauses) due hereunder or under such Equipment Note;
Second: to the payment of accrued interest on such Equipment Note (as well as any interest on any overdue Original Amount, any overdue Prepayment Premium, if any, and to the extent permitted by Law, any overdue interest and any other overdue amounts thereunder) to the date of such payment;
Third: to the payment of the Original Amount of such Equipment Note (or a portion thereof) then due thereunder; and
Fourth: the balance, if any, remaining thereafter, to the payment of the Original Amount of such Equipment Note remaining unpaid (provided that such Equipment Note shall not be subject to redemption except as provided in Sections 2.11 and 2.12 hereof).

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The amounts paid pursuant to clause “Fourth” above shall be applied to the installments of Original Amount of such Equipment Note in the inverse order of their scheduled maturity.
SECTION 2.06.Termination of Interest in Collateral
No Note Holder nor any other Indenture Indemnitee shall, as such, have any further interest in, or other right with respect to, the Collateral when and if the Original Amount of, Prepayment Premium, if any, and interest on and other amounts due under all Equipment Notes held by such Note Holder and all other sums then due and payable to such Note Holder, such Indenture Indemnitee or the Mortgagee hereunder (including, without limitation, under the third paragraph of Section 2.02 hereof) and under the other Operative Agreements by the Owner (collectively, the “Secured Obligations”) shall have been paid in full.
SECTION 2.07.Registration Transfer and Exchange of Equipment Notes
The Mortgagee shall keep a register (the “Equipment Note Register”) in which the Mortgagee shall provide for the registration of Equipment Notes and the registration of transfers of Equipment Notes. No such transfer shall be given effect unless and until registration hereunder shall have occurred. The Equipment Note Register shall be kept at the Corporate Trust Office of the Mortgagee. The Mortgagee is hereby appointed “Equipment Note Registrar” for the purpose of registering Equipment Notes and transfers of Equipment Notes as herein provided. A holder of any Equipment Note intending to exchange such Equipment Note shall surrender such Equipment Note to the Mortgagee at the Corporate Trust Office, together with a written request from the registered holder thereof for the issuance of a new Equipment Note, specifying, in the case of a surrender for transfer, the name and address of the new holder or holders. Upon surrender for registration of transfer of any Equipment Note, the Owner shall execute, and the Mortgagee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Equipment Notes of a like aggregate Original Amount and of the same Series. At the option of the Note Holder, Equipment Notes may be exchanged for other Equipment Notes of any authorized denominations of a like aggregate Original Amount, upon surrender of the Equipment Notes to be exchanged to the Mortgagee at the Corporate Trust Office. Whenever any Equipment Notes are so surrendered for exchange, the Owner shall execute, and the Mortgagee shall authenticate and deliver, the Equipment Notes which the Note Holder making the exchange is entitled to receive. All Equipment Notes issued upon any registration of transfer or exchange of Equipment Notes (whether under this Section 2.07 or under Section 2.08 hereof or otherwise under this Trust Indenture) shall be the valid obligations of the Owner evidencing the same respective obligations, and entitled to the same security and benefits under this Trust Indenture, as the Equipment Notes surrendered upon such registration of transfer or exchange. Every Equipment Note presented or surrendered for registration of transfer, shall (if so required by the Mortgagee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Mortgagee duly executed by the Note Holder or such holder’s attorney duly authorized in writing, and the Mortgagee shall require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act, and the securities Laws of any applicable state. The Mortgagee shall make a

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notation on each new Equipment Note of the amount of all payments of Original Amount previously made on the old Equipment Note or Equipment Notes with respect to which such new Equipment Note is issued and the date to which interest on such old Equipment Note or Equipment Notes has been paid. Interest shall be deemed to have been paid on such new Equipment Note to the date on which interest shall have been paid on such old Equipment Note, and all payments of the Original Amount marked on such new Equipment Note, as provided above, shall be deemed to have been made thereon. The Owner shall not be required to exchange any surrendered Equipment Notes as provided above during the [***] preceding the due date of any payment on such Equipment Note. The Owner shall in all cases deem the Person in whose name any Equipment Note shall have been issued and registered as the absolute owner and holder of such Equipment Note for the purpose of receiving payment of all amounts payable by the Owner with respect to such Equipment Note and for all purposes until a notice stating otherwise is received from the Mortgagee and such change is reflected on the Equipment Note Register. The Mortgagee will promptly notify the Owner of each registration of a transfer of an Equipment Note. Any such transferee of an Equipment Note, by its acceptance of an Equipment Note, (i) agrees to the provisions of this Trust Indenture and the Note Purchase Agreement applicable to Note Holders, including Sections 6.3, 6.4 and 9.1 of the Note Purchase Agreement, and shall be deemed to have covenanted to the parties to the Note Purchase Agreement as to the matters covenanted by the original Note Holder in the Note Purchase Agreement and (ii) agrees to the restrictions set forth in Sections 4.1(a)(i) and 4.1(a)(iii) of the Intercreditor Agreement, and shall be deemed to have covenanted to the parties to the Intercreditor Agreement not to give any direction, or otherwise authorize, the Mortgagee to take any action that would violate Sections 4.1(a)(i) or 4.1(a)(iii) of the Intercreditor Agreement. Subject to compliance by the Note Holder and its transferee (if any) of the requirements set forth in this Section 2.07, the Mortgagee and the Owner shall use all reasonable efforts to issue new Equipment Notes upon transfer or exchange within [***] of the date an Equipment Note is surrendered for transfer or exchange.
SECTION 2.08.Mutilated, Destroyed, Lost or Stolen Equipment Notes
If any Equipment Note shall become mutilated, destroyed, lost or stolen, the Owner shall, upon the written request of the holder of such Equipment Note, execute and the Mortgagee shall authenticate and deliver in replacement thereof a new Equipment Note, payable in the same Original Amount dated the same date. If the Equipment Note being replaced has become mutilated, such Equipment Note shall be surrendered to the Mortgagee and a photocopy thereof shall be furnished to the Owner. If the Equipment Note being replaced has been destroyed, lost or stolen, the holder of such Equipment Note shall furnish to the Owner and the Mortgagee such security or indemnity as may be required by them to save the Owner and the Mortgagee harmless and evidence satisfactory to the Owner and the Mortgagee of the destruction, loss or theft of such Equipment Note and of the ownership thereof. If a “qualified institutional buyer” of the type referred to in paragraph (a)(1)(i)(A), (B), (D) or (E) of Rule 144A under the Securities Act (a “QIB”) is the holder of any such destroyed, lost or stolen Equipment Note, then the written indemnity of such QIB, signed by an authorized officer thereof, in favor of, delivered to and in form reasonably satisfactory to the Owner shall be accepted as satisfactory indemnity and security and no further indemnity or security shall be required as a condition to

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the execution and delivery of such new Equipment Note. Subject to compliance by the Note Holder with the requirements set forth in this Section 2.08, the Mortgagee and the Owner shall use all reasonable efforts to issue new Equipment Notes within [***] of the date of the written request therefor from the Note Holder.
SECTION 2.09.Payment of Expenses on Transfer; Cancellation
(a)No service charge shall be made to a Note Holder for any registration of transfer or exchange of Equipment Notes, but the Mortgagee, as Equipment Note Registrar, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Equipment Notes.
(b)The Mortgagee shall cancel all Equipment Notes surrendered for replacement, redemption, transfer, exchange, payment or cancellation and shall destroy the canceled Equipment Notes.
SECTION 2.10.[Reserved.]
SECTION 2.11.Voluntary Redemptions of Equipment Notes
(a)All (but not less than all) of the Equipment Notes may be redeemed by the Owner upon at least 30 days’ revocable prior written notice to the Mortgagee and the Note Holders, and such Equipment Notes shall be redeemed in whole at a redemption price equal to 100% of the unpaid Original Amount thereof, together with accrued interest thereon to the date of redemption and all other Secured Obligations owed or then due and payable to the Note Holders plus Prepayment Premium, if any.
(b)[Reserved].
(c)If a Collateral Trigger Event has occurred and is continuing, the Owner may, pursuant to Section 3.1(a)(iii) of the Collateral Maintenance Annex and in accordance with Section 2.12 below, at its sole option, redeem a portion of the Equipment Notes of each Series in an aggregate principal amount not to exceed the minimum amount necessary to cure (after giving effect to all other actions taken by the Owner pursuant to Section 3.1(a) of the Collateral Maintenance Annex) such Collateral Trigger Event, at a redemption price equal to 100% of the unpaid Original Amount being redeemed, together with all accrued interest on the principal amount being redeemed to the date of redemption but without Prepayment Premium, which amount will be applied to redeem, without premium, the Equipment Notes and reduce the remaining scheduled amortization payments (and the Debt Balance) in inverse order of maturity.
SECTION 2.12.Redemptions; Notice of Redemption
(a)No redemption of any Equipment Note may be made except to the extent and in the manner expressly permitted by this Trust Indenture. No purchase of any Equipment Note may be made by the Mortgagee. If at the time of redemption of any Series of Equipment Notes in part there is more than one Equipment Note of such Series outstanding, each such Equipment Note shall be redeemed in part pro rata based on the total Original Amount of such Series to be redeemed compared to the total Original Amount of such Equipment Note outstanding prior to giving effect to such redemption.

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(b)Notice of redemption with respect to the Equipment Notes shall be given by the Mortgagee by first-class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the applicable redemption date, to each Note Holder of such Equipment Notes to be redeemed, at such Note Holder’s address appearing in the Equipment Note Register; provided that such notice shall be revocable by written notice from the Owner to the Mortgagee given not later than three days prior to the redemption date. All notices of redemption shall state: (1) the redemption date, (2) the applicable basis for determining the redemption price, (3) that on the redemption date, the redemption price will become due and payable upon each such Equipment Note, and that, if any such Equipment Notes are then outstanding, interest on such Equipment Notes shall cease to accrue on and after such redemption date, and (4) the place or places where such Equipment Notes are to be surrendered for payment of the redemption price.
(c)On or before the redemption date, the Owner (or any person on behalf of the Owner) shall, to the extent an amount equal to the redemption price for the Equipment Notes to be redeemed on the redemption date shall not then be held by the Mortgagee, deposit or cause to be deposited with the Mortgagee by [***] on the redemption date in immediately available funds the redemption price of the Equipment Notes to be redeemed.
(d)Notice of redemption having been given as aforesaid, the Equipment Notes to be redeemed shall, on the redemption date, become due and payable at the Corporate Trust Office of the Mortgagee or at any office or agency maintained for such purposes pursuant to Section 2.07, and from and after such redemption date (unless there shall be a default in the payment of the redemption price) any such Equipment Notes then outstanding shall cease to bear interest. Upon surrender of any such Equipment Note for redemption in accordance with said notice, such Equipment Note shall be redeemed at the redemption price. If any Equipment Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount thereof shall, until paid, continue to bear interest from the applicable redemption date at the interest rate in effect for such Equipment Note as of such redemption date.
SECTION 2.13.Subordination
(a)The Owner and each Note Holder (by acceptance of its Equipment Notes of any Series) hereby agree that no payment or distribution shall be made on or in respect of the Secured Obligations owed to such Note Holder of such Series, including any payment or distribution of cash, property or securities after the commencement of a proceeding of the type referred to in Section 5.01(v), (vi) or (vii) hereof, except as expressly provided in Article III hereof.
(b)By the acceptance of its Equipment Notes of any Series (other than Series A-1), each Note Holder of such Series agrees that in the event that such Note Holder, in its capacity as a Note Holder, shall receive any payment or distribution on any Secured Obligations in respect of such Series which it is not entitled to receive under this Section 2.13 or Article III hereof, it will hold any amount so received in trust for the Senior Holder (as defined in Section 2.13(c) hereof) and will forthwith turn over such payment to the Mortgagee in the form received to be applied as provided in Article III hereof.
(c)As used in this Section 2.13, the term “Senior Holder” shall mean (i) the Note Holders of Series A Equipment Notes until the Secured Obligations in respect of Series A Equipment Notes have been paid in full, and (ii) after the Secured Obligations in respect of the Series A Equipment Notes have been paid in full (and except as otherwise provided in an amendment to this Trust Indenture pursuant to Section 10.01(b) hereof), the Note Holders of the Additional Junior Series Equipment Notes, if issued, until the Secured Obligations in respect of the Additional Junior Series Equipment Notes have been paid in full.

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Article III

RECEIPT, DISTRIBUTION AND APPLICATION OF PAYMENTS
SECTION 3.01.Basic Distributions
Except as otherwise provided in Sections 3.02 and 3.03 hereof, each periodic payment of principal or interest on the Equipment Notes received by the Mortgagee shall be promptly distributed in the following order of priority:
(i)    so much of such payment as shall be required to pay in full the aggregate amount of the payment or payments of Original Amount and interest (as well as any interest on any overdue Original Amount and, to the extent permitted by Law, on any overdue interest) then due under all Series A Equipment Notes shall be distributed to the Note Holders of Series A ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series A Equipment Note bears to the aggregate amount of the payments then due under all Series A Equipment Notes;
(ii)    [reserved];
(iii) [reserved]; and
(iv)    after giving effect to paragraph (i) above (and except as otherwise provided in an amendment to this Trust Indenture pursuant to Section 10.01(b) hereof), so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of Original Amount and interest (as well as any interest on any overdue Original Amount and, to the extent permitted by Law, on any overdue interest) then due under all Additional Junior Series Equipment Notes shall be distributed to the Note Holders of Additional Junior Series ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Additional Junior Series Equipment Note bears to the aggregate amount of the payments then due under all Additional Junior Series Equipment Notes.
SECTION 3.02.Optional Redemption
Except as otherwise provided in Section 3.03 hereof, any payments received by the Mortgagee pursuant to an optional redemption of the Equipment Notes pursuant to Section 2.11 hereof shall be applied to redemption of the Equipment Notes and to all other Secured Obligations then due by applying such funds in the following order of priority:
First,    (a) to reimburse the Mortgagee and the Note Holders for any reasonable costs or expenses incurred in connection with such redemption for which they are entitled to reimbursement, or indemnity by the Owner, under the Operative Agreements and then (b) to pay any other Secured Obligations then due (except as provided in

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clauses “Second” and “Third” below) to the Mortgagee, the Note Holders and the other Indenture Indemnitees under this Trust Indenture or the Equipment Notes (other than amounts specified in clauses “Second” and “Third” below);
Second,    (i)    to pay the amounts specified in paragraph (i) of clause “Third” of Section 3.03 hereof plus Prepayment Premium, if any, then due and payable in respect of the Series A Equipment Notes;
    (ii)    [reserved];
    (iii) [reserved]; and
    (iv)    after giving effect to paragraph (ii) above, to pay the amounts specified in paragraph (iv) of clause “Third” of Section 3.03 hereof then due and payable in respect of the Additional Junior Series Equipment Notes;
provided that, in connection with a partial redemption pursuant to Section 2.11(c), Mortgagee shall only apply the applicable Series’ Pro Rata Share of the amount payable to such Series pursuant to clause “Second” above (in lieu of applying the full amount that would otherwise be payable by reference to Section 3.03 hereof); and
Third,        the balance, if any, of such payments or amounts remaining thereafter shall be distributed to the Owner;
provided, however, that in the case of a redemption of Equipment Notes pursuant to Section 2.11(b), if a particular Series is not being redeemed pursuant thereto, no application of funds shall be made pursuant to the paragraph in clause “Second” above that refers to such Series in connection with such redemption. No Prepayment Premium shall be due and payable on the Equipment Notes as a consequence of the redemption of all or a portion of Equipment Notes in connection with curing a Collateral Trigger Event.
SECTION 3.03.Payments After Event of Default
Except as otherwise provided in Section 3.04 hereof, all payments received and amounts held or realized by the Mortgagee (including any amounts realized by the Mortgagee from the exercise of any remedies pursuant to Article V hereof) after an Event of Default shall have occurred and be continuing, as well as all payments or amounts then held by the Mortgagee as part of the Collateral, shall be promptly distributed by the Mortgagee in the following order of priority:
First,        so much of such payments or amounts as shall be required to (i) reimburse the Mortgagee or WTNA for any tax (except to the extent resulting from a failure of the Mortgagee to withhold taxes pursuant to Section 2.04(b) hereof), expense or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon the rents, revenues, issues, products and profits of, the property included in the Collateral (all such property being herein called the

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“Mortgaged Property”) pursuant to Section 5.03(b) hereof) incurred by the Mortgagee or WTNA (to the extent not previously reimbursed), the expenses of any sale, or other proceeding, reasonable attorneys’ fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by the Mortgagee, WTNA or the Note Holders in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Mortgagee, WTNA or any Note Holder, liquidated or otherwise, upon such Event of Default shall be applied by the Mortgagee as between itself, WTNA and the Note Holders in reimbursement of such expenses and any other expenses for which the Mortgagee, WTNA or the Note Holders are entitled to reimbursement under any Operative Agreement and (ii) pay all Secured Obligations payable to the other Indenture Indemnitees hereunder and under the Note Purchase Agreement (other than amounts specified in clauses Second and Third below); and in the case the aggregate amount to be so distributed is insufficient to pay as aforesaid in clauses (i) and (ii), then ratably, without priority of one over the other, in proportion to the amounts owed each hereunder;
Second,        so much of such payments or amounts remaining as shall be required to reimburse the then existing or prior Note Holders for payments made pursuant to Section 6.03 hereof (to the extent not previously reimbursed) shall be distributed to such then existing or prior Note Holders ratably, without priority of one over the other, in accordance with the amount of the payment or payments made by each such then existing or prior Note Holder pursuant to said Section 6.03 hereof;
Third,    (i)    so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Original Amount of all Series A Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series A Equipment Notes to the date of distribution, shall be distributed to the Note Holders of Series A Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, to each Note Holder in the proportion that the aggregate unpaid Original Amount of all Series A Equipment Notes held by such holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Original Amount of all Series A Equipment Notes plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;
(ii)    [reserved];
(iii)    [reserved]; and
(iv)    after giving effect to paragraph (ii) above (and except as otherwise provided in an amendment to this Trust Indenture pursuant to Section 10.01(b) hereof), so much of such payments or amounts remaining as shall be required to pay in full the

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aggregate unpaid Original Amount of all Additional Junior Series Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Additional Junior Series Equipment Notes to the date of distribution, shall be distributed to the Note Holders of Additional Junior Series Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Original Amount of all Additional Junior Series Equipment Notes held by each holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Original Amount of all Additional Junior Series Equipment Notes held by all such holders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; and
Fourth,        the balance, if any, of such payments or amounts remaining thereafter shall be distributed to the Owner.
No Prepayment Premium shall be due and payable on the Equipment Notes as a consequence of the acceleration of the Equipment Notes as a result of an Event of Default.
SECTION 3.04.Certain Payments
(a)Any payments received by the Mortgagee for which no provision as to the application thereof is made in this Trust Indenture and for which such provision is made in any other Operative Agreement shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of such other Operative Agreement, as the case may be.
(b)Notwithstanding anything to the contrary contained in this Article III, the Mortgagee will distribute promptly upon receipt any indemnity payment received by it from the Owner in respect of the Mortgagee in its individual capacity, any Note Holder or any other Indenture Indemnitee, in each case whether or not pursuant to Section 8 of the Note Purchase Agreement, directly to the Person entitled thereto. Any payment received by the Mortgagee under the third paragraph of Section 2.02 shall be distributed to the Subordination Agent in its capacity as Note Holder to be distributed in accordance with the terms of the Intercreditor Agreement.
SECTION 3.05.Other Payments
Any payments received by the Mortgagee for which no provision as to the application thereof is made elsewhere in this Trust Indenture or in any other Operative Agreement shall be distributed by the Mortgagee to the extent received or realized at any time, in the order of priority specified in Section 3.01 hereof, and after payment in full of all amounts then due in accordance with Section 3.01 in the manner provided in clause “Fourth” of Section 3.03 hereof.

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SECTION 3.06.[Reserved.]
SECTION 3.07.Securities Account
WTNA agrees to act as an Eligible Institution under this Trust Indenture in accordance with the provisions of this Trust Indenture. Except as otherwise expressly provided in this Trust Indenture, WTNA waives any claim or lien against any Eligible Account it may have, by operation of law or otherwise, for any amount owed to it by Owner. The Mortgagee hereby agrees that, notwithstanding anything to the contrary in this Trust Indenture, (i) any amounts of Cash Collateral to be held by the Mortgagee and any investment earnings thereon or other Cash Equivalents will be credited to an Eligible Account (the “Securities Account”) for which it is a “securities intermediary” (as defined in Section 8-102(a)(14) of the NY UCC) and the Mortgagee is the “entitlement holder” (as defined in Section 8-102(a)(7) of the NY UCC) of the “securities entitlement” (as defined in Section 8-102(a)(17) of the NY UCC) with respect to each “financial asset” (as defined in Section 8-102(a)(9) of the NY UCC) credited to such Eligible Account, (ii) all such amounts, Cash Equivalents and all other property acquired with cash credited to the Securities Account will be credited to the Securities Account, (iii) all items of property (whether cash, investment property, Cash Equivalents, other investments, securities, instruments or other property) credited to the Securities Account will be treated as a “financial asset” under Article 8 of the NY UCC, (iv) its “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the NY UCC) with respect to the Securities Account is the State of New York, and (v) all securities, instruments and other property in order or registered from and credited to the Securities Account shall be payable to or to the order of, or registered in the name of, the Mortgagee or shall be indorsed to the Mortgagee or in blank, and in no case whatsoever shall any financial asset credited to the Securities Account be registered in the name of the Owner, payable to or to the order of the Owner or specially indorsed to the Owner except to the extent the foregoing have been specially endorsed by the Owner to the Mortgagee or in blank. The Mortgagee agrees that it will hold (and will indicate clearly in its books and records that it holds) its “securities entitlement” to the “financial assets” credited to the Securities Account in trust for the benefit of the Note Holders and each of the Indenture Indemnitees as set forth in this Trust Indenture. The Owner acknowledges that, by reason of the Mortgagee being the “entitlement holder” in respect of the Securities Account as provided above, the Mortgagee shall have the sole right and discretion, subject only to the terms of this Trust Indenture, to give all “entitlement orders” (as defined in Section 8-102(a)(8) of the NY UCC) with respect to the Securities Account and any and all financial assets and other property credited thereto to the exclusion of the Owner.
Article IV

COVENANTS OF THE OWNER
SECTION 4.01.Liens
The Owner will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Spare Parts Collateral, title to any of the foregoing or any interest of the Owner therein, except Permitted Liens. The Owner shall promptly, at its own

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expense, take such action as may be necessary to duly discharge (by bonding or otherwise) any such Lien other than a Permitted Lien arising at any time.
SECTION 4.02.Maintenance
The Owner, at its own cost and expense:
(a)shall maintain, or cause to be maintained, at all times the Pledged Spare Parts in accordance with all applicable Laws issued by any Government Entity having jurisdiction over the Owner or any such Pledged Spare Parts, including making any modifications, alterations, replacements and additions necessary therefor, and shall utilize, or cause to be utilized, the same manner and standard of maintenance with respect to each model of Spare Part or Appliance included in the Pledged Spare Parts as is utilized for such model of Spare Part or Appliance owned by the Owner and not included in the Pledged Spare Parts;
(b)shall maintain, or cause to be maintained, all records, logs and other materials required by the FAA or under the Act to be maintained in respect of the Pledged Spare Parts and shall not modify its record retention procedures in respect of the Pledged Spare Parts if such modification would materially diminish the value of the Pledged Spare Parts, taken as a whole;
(c)shall maintain, or cause to be maintained, the Pledged Spare Parts in good working order and condition and shall perform all maintenance thereon necessary for that purpose, excluding (i) Pledged Spare Parts that have become worn out or unfit for use and not reasonably repairable or become obsolete, (ii) Pledged Spare Parts that are not required for the Owner’s normal operations and (iii) Expendables that have been consumed or used in the Owner’s operations; and
(d)shall maintain, or cause to be maintained, all Spare Parts Documents in respect of the Pledged Spare Parts in the English language.
SECTION 4.03.Use, Designated Location and Possession
(a)Subject to the terms of the Collateral Maintenance Annex, the Owner shall have the right, at any time and from time to time at its own cost and expense, without any release from or consent by the Mortgagee, to deal with the Pledged Spare Parts in any manner consistent with the Owner’s ordinary course of business, including without limitation any of the following:
(i)to incorporate in, install on, attach or make appurtenant to, or use in, any Aircraft, Engine or Qualified Spare Part leased to or owned by the Owner (whether or not subject to any Lien) any Pledged Spare Part, free from the Lien of this Trust Indenture;
(ii)to dismantle (if applicable), and otherwise sell or dispose of (including by way of a consignment or similar arrangement), any Pledged Spare Part (or any salvage resulting from such dismantling of any such Pledged Spare Part) that has become worn out or obsolete or unfit for use (including as a result of any Qualified Spare Part having become a Pledged Spare Part as a result of the dismantling of an airframe or engine that has become worn out or obsolete or unfit for use by the Owner, in connection with the part-out disposition of such airframe and engine including such Qualified Spare Part), in each case free from the Lien of this Trust Indenture; and

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(iii)to transfer any or all of the Pledged Spare Parts located at one or more Designated Locations to one or more other Designated Locations or to one or more locations which are not Designated Locations.
(b)If and whenever the Owner shall wish to add a location as a Designated Location, the Owner will comply with Section 4.2 of the Collateral Maintenance Annex.
(c)Without the prior consent of the Mortgagee, the Owner will not sell, lease or otherwise in any manner deliver, transfer or relinquish possession of any Pledged Spare Part to anyone other than the grant of the security interest to the Mortgagee pursuant to this Trust Indenture, except as permitted by the provisions of this Trust Indenture (including, without limitation, Section 4.03(a) (permitting any such action conducted in the ordinary course of business) and/or the Collateral Maintenance Annex) and except that the Owner shall have the right, in the ordinary course of business, (i) to transfer possession of any Pledged Spare Part to the manufacturer thereof or any other organization for testing, overhaul, repairs, maintenance, alterations or modifications or to any Person for the purpose of transport to any of the foregoing or (ii) to subject any Pledged Spare Part to a pooling, exchange, borrowing or maintenance servicing agreement or arrangement customary in the airline industry and entered into by the Owner in the ordinary course of its business; provided, however, that if the Owner’s title to any such Pledged Spare Part shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be a disposition with respect to such Pledged Spare Part; provided further that the forgoing shall not limit the Owner’s obligations under Section 3.1(a) of the Collateral Maintenance Annex.
SECTION 4.04.Evidence of Transfer
No purchaser in good faith of property purporting to be transferred pursuant to Section 4.03(a) shall be bound to ascertain or inquire into the authority of the Owner to make any such transfer, free and clear of the Lien of this Trust Indenture. Any instrument of transfer executed by the Owner under Section 4.03(a) shall be sufficient for the purposes of this Trust Indenture and shall constitute a good and valid release, assignment and transfer of the property therein described free from the Lien of this Trust Indenture.
SECTION 4.05.[Reserved]
SECTION 4.06.Insurance
(a)Owner’s Obligation to Insure. The Owner shall comply with, or cause to be complied with, each of the provisions of Annex B, which provisions are hereby incorporated by this reference as if set forth in full herein.
(b)Insurance for Own Account. Nothing in this Section 4.06 shall limit or prohibit (a) the Owner from maintaining the policies of insurance required under Annex B with higher limits than those specified in Annex B, or (b) the Mortgagee or any Additional Insured from obtaining insurance for its own account (and any proceeds payable under such separate insurance shall be payable as provided in the policy relating thereto); provided, however, that no insurance may be obtained or maintained that would limit or otherwise adversely affect the coverage of any insurance required to be obtained or maintained by the Owner pursuant to this Section 4.06 and Annex B.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

(c)Indemnification by Government in Lieu of Insurance. The Mortgagee agrees to accept, in lieu of insurance against any risk with respect to any Pledged Spare Part described in Annex B, indemnification from, or insurance provided by, the U.S. Government, or upon the written consent of the Mortgagee, other Government Entity, against such risk in an amount that, when added to the amount of insurance (including permitted self-insurance), if any, against such risk that the Owner (or any Permitted Lessee) may continue to maintain, in accordance with this Section 4.06.
(d)Application of Insurance Proceeds.
(i)Subject to Section 4.06(e) below, as between the Owner and the Mortgagee, all insurance proceeds up to the Minimum Insurance Amount paid under policies required to be maintained by the Owner pursuant to this Trust Indenture as a result of the occurrence of an Event of Loss with respect to any Pledged Spare Parts involving proceeds in excess of the Threshold Amount will be paid to the Mortgagee. At any time or from time to time after the receipt by the Mortgagee of insurance proceeds, upon submission to the Mortgagee of an Officer’s Certificate stating that the Owner has after the occurrence of such Event of Loss purchased (or will purchase) additional Qualified Spare Parts that are located at or have been shipped by vendor(s) to a Designated Location, and stating the aggregate purchase price for such additional Qualified Spare Parts, the Mortgagee shall pay the amount of such purchase price, up to the amount of such insurance proceeds not previously disbursed pursuant to this sentence or otherwise distributed under this Trust Indenture or the Intercreditor Agreement, to the Owner or its designee.
(ii)All proceeds of insurance required to be maintained by the Owner in accordance with this Trust Indenture in respect of any property damage or loss involving proceeds of the Threshold Amount or less or not constituting an Event of Loss with respect to any Pledged Spare Parts and insurance proceeds in excess of the Minimum Insurance Amount shall be paid over to, and retained by, the Owner.
(iii)If either the Mortgagee or the Owner receives a payment of such insurance proceeds in excess of its entitlement pursuant to this Trust Indenture, it shall promptly pay such excess to the other.
(e)Additional Disbursements to the Owner. Notwithstanding anything to the contrary in Section 4.06(d) above, Annex B hereto or in the Collateral Maintenance Annex, if the Owner has delivered to the Mortgagee an Officer’s Certificate of the Owner with calculations demonstrating that as of such date no Collateral Trigger Event exists, or after giving effect to disbursement of insurance proceeds being requested by the Owner hereunder, will occur (as determined on a pro forma basis on the basis of the most recent Appraisal), then any such insurance proceeds with respect to Pledged Spare Parts will be paid over, and retained by, the Owner (and not paid over to the Mortgagee).
(f)Application of Payments During Existence of a Special Default or Event of Default. Any amount described in this Section 4.06 that is payable or creditable to, or retainable by, the Owner shall not be paid or credited to, or retained by, the Owner if at the time such payment, credit or retention would otherwise occur a Special Default or Event of Default shall have occurred and be continuing, but shall instead be held by or paid over to the Mortgagee as security for the obligations of the Owner under this Trust Indenture and shall be invested pursuant to Section 6.06. At such time as there shall not be continuing any Special Default or Event of Default, such amount and any gains thereon shall be paid to the Owner to the extent not previously applied in accordance with this Trust Indenture.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

SECTION 4.07.Merger of Owner
(a)In General. The Owner shall not consolidate with or merge into any other person under circumstances in which the Owner is not the surviving corporation, or convey, transfer or lease in one or more transactions all or substantially all of its assets to any other person, unless:
(i)such person is organized, existing and in good standing under the Laws of the United States, any State of the United States or the District of Columbia and, upon consummation of such transaction, such person will be a U.S. Air Carrier;
(ii)such person executes and delivers to the Mortgagee a duly authorized, legal, valid, binding and enforceable agreement, reasonably satisfactory in form and substance to the Mortgagee, containing an effective assumption by such person of the due and punctual performance and observance of each covenant, agreement and condition in the Operative Agreements to be performed or observed by the Owner;
(iii)such person makes such filings and recordings with the FAA pursuant to the Act, as shall be necessary to evidence such consolidation or merger; and
(iv)immediately after giving effect to such consolidation or merger no Event of Default shall have occurred and be continuing.
(b)Effect of Merger. Upon any such consolidation or merger of the Owner with or into, or the conveyance, transfer or lease by the Owner of all or substantially all of its assets to, any Person in accordance with this Section 4.07, such Person will succeed to, and be substituted for, and may exercise every right and power of, the Owner under the Operative Agreements with the same effect as if such person had been named as “Owner” therein. No such consolidation or merger, or conveyance, transfer or lease, shall have the effect of releasing the Owner or such Person from any of the obligations, liabilities, covenants or undertakings of the Owner under this Trust Indenture.
Article V

EVENTS OF DEFAULT; REMEDIES OF MORTGAGEE
SECTION 5.01.Event of Default
“Event of Default” means any of the following events (whatever the reason for such Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of Law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(i)the failure of the Owner to pay (i) principal of, interest on or Prepayment Premium, if any, under any Equipment Note when due, and such failure shall continue unremedied for a period of [***], or (ii) any other amount payable by it to the Note Holders under this Trust Indenture or the Note Purchase Agreement when due, and such failure shall continue for a period in excess of [***] after the Owner has received written notice from the Mortgagee of the failure to make such payment when due;

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

(ii)the Owner shall fail to carry and maintain, or cause to be carried and maintained, insurance on and in respect of the Pledged Spare Parts in accordance with the provisions of Section 4.06 of this Trust Indenture;
(iii)(x) the Owner shall fail to comply with Section 3.1(a), 3.2(a) or 3.2(b) of the Collateral Maintenance Annex (after giving effect to any cure rights included therein) or (y) the Owner or any Guarantor shall fail to observe or perform (or caused to be observed and performed) in any material respect any other covenant, agreement or obligation set forth herein, in the Guarantee or in any other Operative Agreement to which the Owner or any Guarantor is a party and such failure shall continue unremedied for a period of [***] from and after the date of written notice thereof to the Owner or such Guarantor from the Mortgagee, unless such failure is capable of being corrected and Owner or such Guarantor shall be diligently proceeding to correct such failure, in which case there shall be no Event of Default unless and until such failure shall continue unremedied for a period of [***] after receipt of such notice (provided with respect to any sale, lease or other disposition or transfer of any Pledged Spare Part pursuant to a transaction that is not permitted by this Trust Indenture, such breach will be deemed cured if the LTV Ratio is equal to or less than the LTV Ratio immediately prior to such sale, lease or other disposition or transfer; provided further that the forgoing shall not be deemed to limit the Owner’s obligations under Section 3.1(a) of the Collateral Maintenance Annex);
(iv)any representation or warranty made by the Owner or any Guarantor herein, in the Note Purchase Agreement, the Guarantee or in any other Operative Agreement to which the Owner or such Guarantor is a party (a) shall prove to have been untrue or inaccurate in any material respect as of the date made, (b) such untrue or inaccurate representation or warranty is material at the time in question, and (c) the same shall remain uncured (to the extent of the adverse impact of such incorrectness on the interest of the Mortgagee) for a period in excess of [***] from and after the date of written notice thereof from the Mortgagee to the Owner or such Guarantor;
(v)the Owner or any Guarantor shall consent to the appointment of or taking possession by a receiver, trustee or liquidator of itself or of substantially all of its property, or the Owner or any Guarantor shall admit in writing its inability to pay its debts generally as they come due or shall make a general assignment for the benefit of its creditors, or the Owner or any Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief under any bankruptcy laws or insolvency laws (as in effect at such time), or an answer admitting the material allegations of a petition filed against it in any such case, or the Owner or any Guarantor shall seek relief by voluntary petition, answer or consent, under the provisions of any other bankruptcy or similar law providing for the reorganization or winding-up of corporations (as in effect at such time), or the Owner or any Guarantor shall seek an agreement, composition, extension or adjustment with its creditors under such laws or the Owner or any Guarantor’s board of directors shall adopt a resolution authorizing corporate action in furtherance of any of the foregoing;
(vi)an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of the Owner or the applicable Guarantor, a receiver, trustee or liquidator of the Owner or such Guarantor or of substantially all of its property, or substantially all of the property of the Owner or any Guarantor shall be sequestered, or granting any other relief in respect of the Owner or any

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

Guarantor as a debtor under any bankruptcy laws or other insolvency laws (as in effect at such time), and any such order, judgment, decree, or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [***] after the date of entry thereof; or
(vii)a petition against the Owner or any Guarantor in a proceeding under any bankruptcy laws or other insolvency laws (as in effect at such time) is filed and not withdrawn or dismissed within [***] thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Owner or any Guarantor, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Owner or such Guarantor of substantially all of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of [***].
SECTION 5.02.Remedies
(a)If an Event of Default shall have occurred and be continuing and so long as the same shall continue unremedied, then and in every such case the Mortgagee may exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article V and shall have and may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and may take possession of all or any part of the properties covered or intended to be covered by the Lien created hereby or pursuant hereto and may exclude the Owner and all persons claiming under it wholly or partly therefrom; provided, that the Mortgagee shall give the Owner [***] prior written notice of its intention to sell any Collateral. Without limiting any of the foregoing, it is understood and agreed that the Mortgagee may exercise any right of sale of any Collateral available to it, even though it shall not have taken possession of such Collateral and shall not have possession thereof at the time of such sale.
(b)If an Event of Default shall have occurred and be continuing, then and in every such case the Mortgagee may (and shall, upon receipt of a written demand therefor from a Majority in Interest of Note Holders), at any time, by delivery of written notice or notices to the Owner, declare all the Equipment Notes to be due and payable, whereupon the unpaid Original Amount of all Equipment Notes then outstanding, together with accrued but unpaid interest thereon (without Prepayment Premium) and other amounts due thereunder or otherwise payable hereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived; provided that if an Event of Default referred to in clause (v), (vi) or (vii) of Section 5.01 hereof shall have occurred, then and in every such case the unpaid Original Amount then outstanding, together with accrued but unpaid interest (without Prepayment Premium) and all other amounts due hereunder and under the Equipment Notes shall immediately and without further act become due and payable without presentment, demand, protest or notice, all of which are hereby waived.
This Section 5.02(b), however, is subject to the condition that, if at any time after all or any portion of the Original Amount of the Equipment Notes shall have become so due and payable, and before any judgment or decree for the payment of the money so due, or any thereof, shall be entered, all overdue payments of interest upon the Equipment Notes and all other amounts payable hereunder or under the Equipment Notes (except the portion of the Original Amount of the Equipment Notes and any Prepayment Premium which by such declaration shall have become payable) shall have been duly paid, and every other Default and Event of Default with respect to any covenant or provision of this Trust Indenture shall have been cured, then and in every such case a Majority in Interest of Note Holders may (but shall not be obligated to), by

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

written instrument filed with the Mortgagee, rescind and annul the Mortgagee’s declaration (or such automatic acceleration) and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.
(c)The Note Holders shall be entitled, at any sale pursuant to this Section 5.02, to credit against any purchase price bid at such sale by such holder all or any part of the unpaid obligations owing to such Note Holder and secured by the Lien of this Trust Indenture (only to the extent that such purchase price would have been paid to such Note Holder pursuant to Article III hereof if such purchase price were paid in cash and the foregoing provisions of this subsection (c) were not given effect).
(d)In the event of any sale of the Collateral, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Trust Indenture, the unpaid Original Amount of all Equipment Notes then outstanding, together with accrued interest thereon (without Prepayment Premium), and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.
(e)Notwithstanding anything contained herein, so long as the Pass Through Trustee under the Pass Through Trust Agreement (or its designee) is a Note Holder, the Mortgagee will not be authorized or empowered to acquire title to any Collateral or take any action with respect to any Collateral so acquired by it if such acquisition or action would cause any Trust to fail to qualify as a “grantor trust” for federal income tax purposes.
SECTION 5.03.Return of Collateral, Etc.
(a)If an Event of Default shall have occurred and be continuing and the Equipment Notes have been accelerated, at the request of the Mortgagee, the Owner shall promptly execute and deliver to the Mortgagee such instruments of title and other documents as the Mortgagee may deem necessary or advisable to enable the Mortgagee or an agent or representative designated by the Mortgagee, at such time or times and place or places as the Mortgagee may specify, to obtain possession of all or any part of the Collateral to which the Mortgagee shall at the time be entitled hereunder, and the Owner shall assemble the Spare Parts Collateral and make it available to the Mortgagee at one or more Designated Locations. If the Owner shall for any reason fail to execute and deliver such instruments and documents after such request by the Mortgagee, the Mortgagee may (i) obtain a judgment conferring on the Mortgagee the right to immediate possession and requiring the Owner to execute and deliver such instruments and documents to the Mortgagee, to the entry of which judgment the Owner hereby specifically consents to the fullest extent permitted by Law, and (ii) pursue all or part of such Collateral wherever it may be found and may enter any of the premises of the Owner wherever such Collateral may be or be supposed to be and search for such Collateral and take possession of and remove such Collateral. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Trust Indenture.
(b)Upon every such taking of possession, the Mortgagee may, from time to time, at the expense of the Collateral, make all such expenditures for maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modifications or alterations to and of the Collateral, as it may deem proper. In each such case, the Mortgagee shall have the right to maintain, use, operate, store, insure, lease, control, manage, dispose of, modify or alter the Collateral and to exercise all rights and powers of the Owner relating to the

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

Collateral, as the Mortgagee shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification or alteration of the Collateral or any part thereof as the Mortgagee may determine, and the Mortgagee shall be entitled to collect and receive directly all rents, revenues and other proceeds of the Collateral and every part thereof, without prejudice, however, to the right of the Mortgagee under any provision of this Trust Indenture to collect and receive all cash held by, or required to be deposited with, the Mortgagee hereunder. Such rents, revenues and other proceeds shall be applied to pay the expenses of the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, improvement, modification or alteration of the Collateral and of conducting the business thereof, and to make all payments which the Mortgagee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Collateral or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner), and all other payments which the Mortgagee may be required or authorized to make under any provision of this Trust Indenture, as well as just and reasonable compensation for the services of the Mortgagee, and of all persons properly engaged and employed by the Mortgagee with respect hereto.
SECTION 5.04.Remedies Cumulative
Each and every right, power and remedy given to the Mortgagee specifically or otherwise in this Trust Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at Law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Mortgagee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner or to be an acquiescence therein.
SECTION 5.05.Discontinuance of Proceedings
In case the Mortgagee shall have instituted any proceeding to enforce any right, power or remedy under this Trust Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Owner and the Mortgagee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Owner or the Mortgagee shall continue as if no such proceedings had been instituted.
SECTION 5.06.Waiver of Past Defaults
Upon written instruction from a Majority in Interest of Note Holders, the Mortgagee shall waive any past Default hereunder and its consequences and upon any such waiver such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Indenture, but no such waiver shall

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

extend to any subsequent or other Default or impair any right consequent thereon; provided, that in the absence of written instructions from all the Note Holders, the Mortgagee shall not waive any Default (i) in the payment of the Original Amount, Prepayment Premium, if any, and interest and other amounts due under any Equipment Note then outstanding, or (ii) in respect of a covenant or provision hereof which, under Article X hereof, cannot be modified or amended without the consent of each Note Holder.
SECTION 5.07.Appointment of Receiver
The Mortgagee shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Mortgagee or any successor or nominee thereof) for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or the taking of possession thereof or otherwise, and the Owner hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Collateral shall be entitled to exercise all the rights and powers of the Mortgagee with respect to the Collateral.
SECTION 5.08.Mortgagee Authorized to Execute Bills of Sale, Etc.
The Owner irrevocably appoints, while an Event of Default has occurred and is continuing, the Mortgagee the true and lawful attorney-in-fact of the Owner (which appointment is coupled with an interest) in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of the Lien of this Trust Indenture, whether pursuant to foreclosure or power of sale, assignments and other instruments as may be necessary or appropriate, with full power of substitution, the Owner hereby ratifying and confirming all that such attorney or any substitute shall do by virtue hereof in accordance with applicable law. Nevertheless, if so requested by the Mortgagee or any purchaser, the Owner shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Mortgagee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.
SECTION 5.09.Rights of Note Holders to Receive Payment
Notwithstanding any other provision of this Trust Indenture, the right of any Note Holder to receive payment of principal of, and premium, if any, and interest on an Equipment Note on or after the respective due dates expressed in such Equipment Note, or to bring suit for the enforcement of any such payment on or after such respective dates in accordance with the terms hereof, shall not be impaired or affected without the consent of such Note Holder.
Article VI

DUTIES OF THE MORTGAGEE

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

SECTION 6.01.Notice of Event of Default
If the Mortgagee shall have Actual Knowledge of an Event of Default or of a Default arising from a failure to pay any installment of principal and interest on any Equipment Note, the Mortgagee shall give prompt written notice thereof to each Note Holder. Subject to the terms of Sections 5.06, 6.02 and 6.03 hereof, the Mortgagee shall take such action, or refrain from taking such action, with respect to such Event of Default or Default (including with respect to the exercise of any rights or remedies hereunder) as the Mortgagee shall be instructed in writing by a Majority in Interest of Note Holders. Subject to the provisions of Section 6.03, if the Mortgagee shall not have received instructions as above provided within [***] after mailing notice of such Event of Default to the Note Holders, the Mortgagee may, subject to instructions thereafter received pursuant to the preceding provisions of this Section 6.01, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Event of Default or Default as it shall determine advisable in the best interests of the Note Holders; provided, however, that the Mortgagee may not sell any part of the Collateral without the consent of a Majority in Interest of Note Holders. For all purposes of this Trust Indenture, in the absence of Actual Knowledge on the part of the Mortgagee, the Mortgagee shall not be deemed to have knowledge of a Default or an Event of Default (except, the failure of the Owner to pay any installment of principal or interest within [***] after the same shall become due, which failure shall constitute knowledge of a Default) unless notified in writing by the Owner or one or more Note Holders.
SECTION 6.02.Action Upon Instructions; Certain Rights and Limitations
Subject to the terms of Sections 5.02(a), 5.06, 6.01 and 6.03 hereof, upon the written instructions at any time and from time to time of a Majority in Interest of Note Holders, the Mortgagee shall, subject to the terms of this Section 6.02, take such of the following actions as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder as shall be specified in such instructions and (ii) give such notice or direction or exercise such right, remedy or power hereunder with respect to any part of the Collateral as shall be specified in such instructions; it being understood that without the written instructions of a Majority in Interest of Note Holders, the Mortgagee shall not, except as provided in Section 6.01, approve any such matter as satisfactory to the Mortgagee.
The Mortgagee will execute and the Owner will file such continuation statements with respect to financing statements relating to the security interest created hereunder in the Collateral as may be specified from time to time in written instructions of a Majority in Interest of Note Holders (which instructions shall be accompanied by the form of such continuation statement so to be filed). The Mortgagee will furnish to each Note Holder, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates and other instruments furnished to the Mortgagee hereunder.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

SECTION 6.03.Indemnification
The Mortgagee shall not be required to take any action or refrain from taking any action under Section 6.01 (other than the first sentence thereof), 6.02 or Article V hereof unless the Mortgagee shall have been indemnified to its reasonable satisfaction against any liability, cost or expense (including counsel fees) which may be incurred in connection therewith pursuant to a written agreement with one or more Note Holders. The Mortgagee agrees that it shall look solely to the Note Holders for the satisfaction of any indemnity (except expenses for foreclosure of the type referred to in clause “First” of Section 3.03 hereof) owed to it pursuant to this Section 6.03. The Mortgagee shall not be under any obligation to take any action under this Trust Indenture or any other Operative Agreement and nothing herein or therein shall require the Mortgagee to expend or risk its own funds or otherwise incur the risk of any financial liability in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (the written indemnity of any Note Holder who is a QIB, signed by an authorized officer thereof, in favor of, delivered to and in form reasonably satisfactory to the Mortgagee shall be accepted as reasonable assurance of adequate indemnity). The Mortgagee shall not be required to take any action under Section 6.01 (other than the first sentence thereof) or 6.02 or Article V hereof, nor shall any other provision of this Trust Indenture or any other Operative Agreement be deemed to impose a duty on the Mortgagee to take any action, if the Mortgagee shall have been advised by counsel that such action is contrary to the terms hereof or is otherwise contrary to Law.
SECTION 6.04.No Duties Except as Specified in Trust Indenture or Instructions
The Mortgagee shall not have any duty or obligation to use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with any part of the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, this Trust Indenture or any part of the Collateral, except as expressly provided by the terms of this Trust Indenture or as expressly provided in written instructions from Note Holders as provided in this Trust Indenture; and no implied duties or obligations shall be read into this Trust Indenture against the Mortgagee. The Mortgagee agrees that it will in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 8.01 hereof), promptly take such action as may be necessary duly to discharge all liens and encumbrances on any part of the Collateral which result from claims against it in its individual capacity not related to the administration of the Collateral or any other transaction pursuant to this Trust Indenture or any document included in the Collateral.
SECTION 6.05.No Action Except Under Trust Indenture or Instructions
The Mortgagee will not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with any part of the Collateral except in accordance with the powers granted to, or the authority conferred upon the Mortgagee pursuant to this Trust Indenture and in accordance with the express terms hereof.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

SECTION 6.06.Investment of Amounts Held by the Mortgagee
Any amounts held by the Mortgagee pursuant to Section 3.02, 3.03 or 3.07 hereof or pursuant to any provision of any other Operative Agreement providing for amounts to be held by the Mortgagee which are not distributed pursuant to the other provisions of Article III hereof shall be invested by the Mortgagee from time to time in Cash Equivalents as directed by the Owner so long as the Mortgagee may acquire the same using its best efforts. All Cash Equivalents held by the Mortgagee pursuant to this Section 6.06 shall either be (a) registered in the name of, payable to the order of, or specially endorsed to, the Mortgagee, or (b) held in an Eligible Account. Unless otherwise expressly provided in this Trust Indenture, any income realized as a result of any such investment, net of the Mortgagee’s reasonable fees and expenses in making such investment, shall be held and applied by the Mortgagee, in the same manner as the principal amount of such investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Mortgagee shall not be liable for any loss resulting from any investment required to be made by it under this Trust Indenture other than by reason of its willful misconduct or gross negligence or negligence in the handling of funds, and any such investment may be sold (without regard to its maturity) by the Mortgagee without instructions whenever such sale is necessary to make a distribution required by this Trust Indenture.
Article VII

THE MORTGAGEE
SECTION 7.01.Acceptance of Trusts and Duties
The Mortgagee accepts the duties created by this Trust Indenture and applicable to it and agrees to perform the same but only upon the terms of this Trust Indenture and agrees to receive and disburse all monies constituting part of the Collateral in accordance with the terms hereof. The Mortgagee, in its individual capacity, shall not be answerable or accountable under any circumstances, except (i) for its own willful misconduct or gross negligence (other than for the handling of funds, for which the standard of accountability shall be willful misconduct or negligence), (ii) as provided in the fourth sentence of Section 2.04(a) hereof and the last sentence of Section 6.04 hereof, and (iii) from the inaccuracy of any representation or warranty of the Mortgagee (in its individual capacity) in the Note Purchase Agreement or expressly made hereunder.
SECTION 7.02.Absence of Duties
Except in accordance with written instructions furnished pursuant to Section 6.01 or 6.02 hereof, and except as provided in, and without limiting the generality of, Sections 6.03, 6.04 and 7.07 hereof the Mortgagee shall have no duty (i) to see to any registration of any Designated Location or any recording or filing of this Trust Indenture or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on any Collateral or to effect or maintain any such insurance, whether or not the Owner shall be in default with respect thereto, (iii) to see to the payment or discharge of any lien or

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encumbrance of any kind against any part of the Collateral, (iv) to confirm, verify or inquire into the failure to receive any financial statements from the Owner, or (v) to inspect the Collateral at any time or ascertain or inquire as to the performance or observance of any of the Owner’s covenants herein or any Permitted Lessee’s covenants under any assigned Permitted Lease with respect to any Collateral.
SECTION 7.03.No Representations or Warranties as to Collateral or Documents
THE MORTGAGEE IN ITS INDIVIDUAL OR TRUST CAPACITY DOES NOT MAKE AND SHALL NOT BE DEEMED TO HAVE MADE AND HEREBY EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF ANY COLLATERAL, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER. The Mortgagee, in its individual or trust capacities, does not make or shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Trust Indenture, the Note Purchase Agreement, or the Equipment Notes, or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Owner made in its individual capacity and the representations and warranties of the Mortgagee in its individual capacity, in each case expressly made in this Trust Indenture or in the Note Purchase Agreement. The Note Holders make no representation or warranty hereunder whatsoever.
SECTION 7.04.No Segregation of Monies; No Interest
Except as otherwise provided in Section 3.07 hereof, any monies paid to or retained by the Mortgagee pursuant to any provision hereof and not then required to be distributed to the Note Holders, or the Owner as provided in Article III hereof need not be segregated in any manner except to the extent required by Law or Section 6.06 hereof, and may be deposited under such general conditions as may be prescribed by Law, and the Mortgagee shall not be liable for any interest thereon (except that the Mortgagee shall invest all monies held as directed by Owner so long as no Event of Default has occurred and is continuing (or in the absence of such direction, by the Majority In Interest of Note Holders) in Cash Equivalents); provided, however, that any payments received, or applied hereunder, by the Mortgagee shall be accounted for by the Mortgagee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.
SECTION 7.05.Reliance; Agreements; Advice of Counsel
The Mortgagee shall not incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond

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or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Mortgagee may accept a copy of a resolution of the Board of Directors (or executive committee thereof) of the Owner, certified by the Secretary or an Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to the aggregate unpaid Original Amount of Equipment Notes outstanding as of any date, the Owner may for all purposes hereof rely on a certificate signed by any Vice President or other authorized corporate trust officer of the Mortgagee. As to any fact or matter relating to the Owner the manner of the ascertainment of which is not specifically described herein, the Mortgagee may for all purposes hereof rely on a certificate, signed by a duly authorized officer of the Owner, as to such fact or matter, and such certificate shall constitute full protection to the Mortgagee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Mortgagee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the reasonable expense of the Collateral, advise with counsel, accountants and other skilled persons to be selected and retained by it, and the Mortgagee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or written opinion of any such counsel, accountants or other skilled persons.
SECTION 7.06.Compensation
The Mortgagee shall be entitled to reasonable compensation, including expenses and disbursements (including the reasonable fees and expenses of counsel), for all services rendered under this Trust Indenture and shall, on and subsequent to an Event of Default hereunder, have a priority claim on the Collateral for the payment of such compensation, to the extent that such compensation shall not be paid by the Owner, and shall have the right, on and subsequent to an Event of Default hereunder, to use or apply any monies held by it hereunder in the Collateral toward such payments. The Mortgagee agrees that it shall have no right against the Note Holders for any fee as compensation for its services as trustee under this Trust Indenture.
SECTION 7.07.Instructions from Note Holders
In the administration of the trusts created hereunder, the Mortgagee shall have the right to seek instructions from a Majority in Interest of Note Holders should any provision of this Trust Indenture appear to conflict with any other provision in this Trust Indenture or should the Mortgagee’s duties or obligations under this Trust Indenture be unclear, and the Mortgagee shall incur no liability in refraining from acting until it receives such instructions. The Mortgagee shall be fully protected for acting in accordance with any instructions received under this Section 7.07.
SECTION 7.08.Compliance with Laws
Notwithstanding any other provision in this Trust Indenture, if an Event of Default shall have occurred such that the Mortgagee or its receiver is exercising the remedies

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available under Section 5.02, 5.03 or 5.04, the Mortgagee and its receiver shall not cause, and shall cause their subsidiaries, directors, officers, employees and agents not to cause, any activities, business or transactions in violation of applicable Trade Control Laws, and will not exercise the available remedies in any manner that would result in the violation of any Trade Control Laws applicable to any party hereto.
Article VIII

INDEMNIFICATION
SECTION 8.01.Scope of Indemnification
The Mortgagee shall be indemnified by the Owner to the extent and in the manner provided in Section 8 of the Note Purchase Agreement.
Article IX

SUCCESSOR AND SEPARATE TRUSTEES
SECTION 9.01.Resignation of Mortgagee; Appointment of Successor
(a)The Mortgagee or any successor thereto may resign at any time without cause by giving at least 30 days’ prior written notice to the Owner and each Note Holder, such resignation to be effective upon the acceptance of the trusteeship by a successor Mortgagee. In addition, a Majority in Interest of Note Holders may at any time (but only with the consent of the Owner, which consent shall not be unreasonably withheld, except that such consent shall not be necessary if an Event of Default is continuing) remove the Mortgagee without cause by an instrument in writing delivered to the Owner and the Mortgagee, and the Mortgagee shall promptly notify each Note Holder thereof in writing, such removal to be effective upon the acceptance of the trusteeship by a successor Mortgagee. In the case of the resignation or removal of the Mortgagee, a Majority in Interest of Note Holders may appoint a successor Mortgagee by an instrument signed by such holders, which successor, so long as no Event of Default shall have occurred and be continuing, shall be subject to the Owner’s reasonable approval. If a successor Mortgagee shall not have been appointed within 30 days after such notice of resignation or removal, the Mortgagee, the Owner or any Note Holder may apply to any court of competent jurisdiction to appoint a successor Mortgagee to act until such time, if any, as a successor shall have been appointed as above provided. The successor Mortgagee so appointed by such court shall immediately and without further act be superseded by any successor Mortgagee appointed as above provided.
(b)Any successor Mortgagee, however appointed, shall execute and deliver to the Owner and the predecessor Mortgagee an instrument accepting such appointment and assuming the obligations of the Mortgagee arising from and after the time of such appointment, and thereupon such successor Mortgagee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Mortgagee hereunder in the trust under this Trust Indenture applicable to it with like effect as if originally named the Mortgagee herein; but nevertheless upon the written request of such successor Mortgagee, such predecessor Mortgagee shall execute and deliver an instrument transferring to such successor Mortgagee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Mortgagee, and such predecessor Mortgagee shall duly assign,

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transfer, deliver and pay over to such successor Mortgagee all monies or other property then held by such predecessor Mortgagee under this Trust Indenture.
(c)Any successor Mortgagee, however appointed, shall be a bank or trust company having its principal place of business in the Borough of Manhattan, City and State of New York; Chicago, Illinois; Hartford, Connecticut; Wilmington, Delaware; or Boston, Massachusetts and having (or whose obligations under the Operative Agreements are guaranteed by an affiliated entity having) a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Mortgagee under this Trust Indenture upon reasonable or customary terms.
(d)Any corporation into which the Mortgagee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Mortgagee shall be a party, or any corporation to which substantially all the corporate trust business of the Mortgagee may be transferred, shall, subject to the terms of paragraph (c) of this Section 9.01, be a successor Mortgagee and the Mortgagee under this Trust Indenture without further act.
SECTION 9.02.Appointment of Additional and Separate Trustees
(a)Whenever (i) the Mortgagee shall deem it necessary or desirable in order to conform to any Law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to or in connection with the Collateral, this Trust Indenture, any Pledged Spare Parts Agreement, the Equipment Notes or any of the transactions contemplated by the Note Purchase Agreement, (ii) the Mortgagee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interests of the Note Holders (and the Mortgagee shall so advise the Owner), or (iii) the Mortgagee shall have been requested to do so by a Majority in Interest of Note Holders, then in any such case, the Mortgagee and, upon the written request of the Mortgagee, the Owner, shall execute and deliver an indenture supplemental hereto and such other instruments as may from time to time be necessary or advisable either (1) to constitute one or more bank or trust companies or one or more persons approved by the Mortgagee, either to act jointly with the Mortgagee as additional trustee or trustees of all or any part of the Collateral, or to act as separate trustee or trustees of all or any part of the Collateral, in each case with such rights, powers, duties and obligations consistent with this Trust Indenture as may be provided in such supplemental indenture or other instruments as the Mortgagee or a Majority in Interest of Note Holders may deem necessary or advisable, or (2) to clarify, add to or subtract from the rights, powers, duties and obligations theretofore granted any such additional or separate trustee, subject in each case to the remaining provisions of this Section 9.02. If the Owner shall not have taken any action requested of it under this Section 9.02(a) that is permitted or required by its terms within [***] after the receipt of a written request from the Mortgagee so to do, or if an Event of Default shall have occurred and be continuing, the Mortgagee may act under the foregoing provisions of this Section 9.02(a) without the concurrence of the Owner, and the Owner hereby irrevocably appoints (which appointment is coupled with an interest) the Mortgagee, its agent and attorney-in-fact to act for it under the foregoing provisions of this Section 9.02(a) in either of such contingencies. The Mortgagee may, in such capacity, execute, deliver and perform any such supplemental indenture, or any such instrument, as may be required for the appointment of any such additional or separate trustee or for the clarification of, addition to or subtraction from the rights, powers, duties or obligations theretofore granted to any such additional or separate trustee. In case any additional or separate trustee appointed under this Section 9.02(a) shall die, become incapable of acting, resign or be moved, all the assets, property, rights, powers, trusts, duties and obligations of such additional or separate trustee shall revert to the Mortgagee until a successor additional or separate trustee is appointed as provided in this Section 9.02(a).

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(b)No additional or separate trustee shall be entitled to exercise any of the rights, powers, duties and obligations conferred upon the Mortgagee in respect of the custody, investment and payment of monies and all monies received by any such additional or separate trustee from or constituting part of the Collateral or otherwise payable under any Operative Agreement to the Mortgagee shall be promptly paid over by it to the Mortgagee. All other rights, powers, duties and obligations conferred or imposed upon any additional or separate trustee shall be exercised or performed by the Mortgagee and such additional or separate trustee jointly except to the extent that applicable Law of any jurisdiction in which any particular act is to be performed renders the Mortgagee incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations (including the holding of title to all or part of the Collateral in any such jurisdiction) shall be exercised and performed by such additional or separate trustee. No additional or separate trustee shall take any discretionary action except on the instructions of the Mortgagee or a Majority in Interest of Note Holders. No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, except that the Mortgagee shall be liable for the consequences of its lack of reasonable care in selecting, and the Mortgagee’s own actions in acting with, any additional or separate trustee. Each additional or separate trustee appointed pursuant to this Section 9.02 shall be subject to, and shall have the benefit of Articles V through IX and Article XI hereof insofar as they apply to the Mortgagee. The powers of any additional or separate trustee appointed pursuant to this Section 9.02 shall not in any case exceed those of the Mortgagee under this Trust Indenture.
(c)If at any time the Mortgagee shall deem it no longer necessary or in order to conform to any such Law or take any such action or shall be advised by such counsel that it is no longer so necessary or desirable in the interest of the Note Holders, or in the event that the Mortgagee shall have been requested to do so in writing by a Majority in Interest of Note Holders, the Mortgagee and, upon the written request of the Mortgagee, the Owner, shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any additional or separate trustee. The Mortgagee may act on behalf of the Owner under this Section 9.02(c) when and to the extent it could so act under Section 9.02(a) hereof.
Article X

SUPPLEMENTS AND AMENDMENTS TO THIS TRUST INDENTURE
AND OTHER DOCUMENTS
SECTION 10.01.Instructions of Majority; Limitations
(a)The Mortgagee agrees with the Note Holders that it shall not enter into any amendment, waiver or modification of, supplement or consent to this Trust Indenture, or any other Operative Agreement to which it is a party, unless such supplement, amendment, waiver, modification or consent is consented to in writing by a Majority in Interest of Note Holders, but upon the written request of a Majority in Interest of Note Holders, the Mortgagee shall from time to time enter into any such supplement or amendment, or execute and deliver any such waiver, modification or consent, as may be specified in such request and as may be (in the case of any such amendment, supplement or modification) agreed to by the Owner; provided, however, that, without the consent of each holder of an affected Equipment Note then outstanding, no such amendment, waiver or modification of the terms of, or consent under, any thereof, shall (i) modify any of the provisions of this Section 10.01, or of Article II or III or Section 5.01, 5.02(c), 5.02(d), or 6.02 hereof, the definitions of “Event of Default,” “Default,” “Majority in Interest of Note Holders,” “Make-Whole Amount,” “Note Holder” or “Prepayment Premium,” or the percentage of Note Holders required to take or approve any action hereunder, (ii) reduce the amount, or change the time of payment or method of calculation of any amount, of

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Original Amount, Prepayment Premium, if any, or interest with respect to any Equipment Note, (iii) reduce, modify or amend any indemnities in favor of the Mortgagee or the Note Holders (except that the Mortgagee may consent to any waiver or reduction of an indemnity payable to it), or the other Indenture Indemnitees or (iv) permit the creation of any Lien on the Collateral or any part thereof other than Permitted Liens or deprive any Note Holder of the benefit of the Lien of this Trust Indenture on the Collateral, except as provided in connection with the exercise of remedies under Article V hereof.
(b)The Owner and the Mortgagee may enter into one or more agreements supplemental hereto or any other Operative Agreement without the consent of any Note Holder for any of the following purposes: (i) (a) to cure any defect or inconsistency herein, in any other Operative Agreement or in the Equipment Notes, or to make any change not inconsistent with the provisions hereof (provided that such change does not adversely affect the interests of any Note Holder in its capacity solely as Note Holder) or (b) to cure any ambiguity or correct any mistake; (ii) to evidence the succession of another party as the Owner in accordance with the terms hereof or to evidence the succession of a new trustee hereunder pursuant hereto, the removal of the trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees; (iii) to convey, transfer, assign, mortgage or pledge any property to or with the Mortgagee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Note Holders in its capacity solely as Note Holder; (iv) to correct or amplify the description of any property at any time subject to the Lien of this Trust Indenture or better to assure, convey and confirm unto the Mortgagee any property subject or required to be subject to the Lien of this Trust Indenture, or to subject to the Lien of this Trust Indenture Pledged Spare Parts or any Additional Collateral; (v) to add to the covenants of the Owner for the benefit of the Note Holders, or to surrender any rights or power conferred upon the Owner in any Operative Agreement; (vi) to add to the rights of the Note Holders; (vii) to provide for the issuance (and payment and reissuance) from time to time of one or more separate series of Additional Series Equipment Notes and for pass through certificates issued by any pass through trust that acquires any such Equipment Notes and to make changes relating to any of the foregoing (including without limitation to provide for the relative priority of different series of Additional Junior Series Equipment Notes as between such series) and to provide for any credit support for any such reissued Equipment Notes (including without limitation to secure claims for fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support), provided that such Equipment Notes are issued in accordance with the Note Purchase Agreement and Section 9.1 of the Intercreditor Agreement; and (viii) to include on the Equipment Notes any legend as may be required by Law.
SECTION 10.02.Mortgagee Protected
If, in the opinion of the institution acting as Mortgagee hereunder, any document required to be executed by it pursuant to the terms of Section 10.01 hereof affects any right, duty, immunity or indemnity with respect to such institution under this Trust Indenture, such institution may in its discretion decline to execute such document.
SECTION 10.03.Documents Mailed to Note Holders
Promptly after the execution by the Owner or the Mortgagee of any document entered into pursuant to Section 10.01 hereof, the Mortgagee shall mail, by first class mail, postage prepaid, a copy thereof to the Owner (if not a party thereto) and to each Note Holder at

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its address last set forth in the Equipment Note Register, but the failure of the Mortgagee to mail such copies shall not impair or affect the validity of such document.
SECTION 10.04.No Request Necessary for Location Supplement
No written request or consent of the Note Holders pursuant to Section 10.01 hereof shall be required to enable the Mortgagee to execute and deliver a Location Supplement specifically required by the terms of this Trust Indenture.
Article XI

MISCELLANEOUS
SECTION 11.01.Termination of Trust Indenture
Upon (or at any time after) payment in full of the Original Amount of, Prepayment Premium, if any, and interest on and all other amounts due under all Equipment Notes and provided that there shall then be no other Secured Obligations due to the Indenture Indemnitees, the Note Holders and the Mortgagee hereunder or under the Note Purchase Agreement or any other Operative Agreement, the Owner shall direct the Mortgagee to execute and deliver to or as directed in writing by the Owner an appropriate instrument releasing the Pledged Spare Parts and all other Collateral and all Cash Collateral from the Lien of this Trust Indenture and the Mortgagee shall execute and deliver such instrument as aforesaid; provided, however, that this Trust Indenture and the trusts created hereby shall earlier terminate and this Trust Indenture shall be of no further force or effect upon any sale or other final disposition by the Mortgagee of all property constituting part of the Collateral and the final distribution by the Mortgagee of all monies or other property or proceeds constituting part of the Collateral in accordance with the terms hereof. Except as aforesaid otherwise provided, this Trust Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.
SECTION 11.02.No Legal Title to Collateral in Note Holders
No holder of an Equipment Note shall have legal title to any part of the Spare Parts Collateral or the Cash Collateral. No transfer, by operation of law or otherwise, of any Equipment Note or other right, title and interest of any Note Holder in and to the Spare Parts Collateral or the Cash Collateral or hereunder shall operate to terminate this Trust Indenture or entitle such holder or any successor or transferee of such holder to an accounting or to the transfer to it of any legal title to any part of the Spare Parts Collateral or the Cash Collateral.
SECTION 11.03.Sale of Collateral by Mortgagee Is Binding
Any sale or other conveyance of the Collateral, or any part thereof (including any part thereof or interest therein), by the Mortgagee made pursuant to the terms of this Trust Indenture shall bind the Note Holders and shall be effective to transfer or convey all right, title and interest of the Mortgagee, the Owner and such holders in and to such Collateral or part thereof. No purchaser or other grantee shall be required to inquire as to the authorization,

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necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Mortgagee.
SECTION 11.04.Trust Indenture for Benefit of Owner, Mortgagee, Note Holders and the other Indenture Indemnitees
Nothing in this Trust Indenture, whether express or implied, shall be construed to give any person other than the Owner, the Mortgagee, the Note Holders and the other Indenture Indemnitees, any legal or equitable right, remedy or claim under or in respect of this Trust Indenture.
SECTION 11.05.Notices
Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Trust Indenture to be made, given, furnished or filed shall be in writing, personally delivered, mailed by certified mail, postage prepaid, or sent by facsimile or Email, and (i) if to the Owner, addressed to it at 4545 Airport Way Denver, CO 80239, Attention: EVP, Legal and Corporate Affairs, Email: [***] and [***], (ii) if to the Mortgagee, addressed to it at its office at 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, facsimile number [***], Email: [***], or (iii) if to any Note Holder or any Indenture Indemnitee, addressed to such party at such address as such party shall have furnished by notice to the Owner and the Mortgagee, or, until an address is so furnished, addressed to the address of such party (if any) set forth on Schedule 1 to the Note Purchase Agreement or in the Equipment Note Register. Whenever any notice in writing is required to be given by the Owner, the Mortgagee or any Note Holder to any of the other of them, such notice shall be deemed given and such requirement satisfied when such notice is received, or if such notice is mailed by certified mail, postage prepaid, [***] after being mailed, addressed as provided above. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Trust Indenture.
SECTION 11.06.Severability
Any provision of this Trust Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 11.07.No Oral Modification or Continuing Waivers
No term or provision of this Trust Indenture or the Equipment Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Owner and the Mortgagee, in compliance with Section 10.01 hereof. Any waiver of the terms hereof or of any Equipment Note shall be effective only in the specific instance and for the specific purpose given.

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SECTION 11.08.Successors and Assigns
All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the permitted successors and assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Note Holder shall bind the successors and assigns of such holder. Each Note Holder by its acceptance of an Equipment Note agrees to be bound by this Trust Indenture and all provisions of the Operative Agreements applicable to a Note Holder.
SECTION 11.09.Headings
The headings of the various Articles and sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
SECTION 11.10.Normal Commercial Relations
Anything contained in this Trust Indenture to the contrary notwithstanding. The Owner and the Mortgagee may conduct any banking or other financial transactions, and have banking or other commercial relationships, with the Owner, fully to the same extent as if this Trust Indenture were not in effect, including without limitation the making of loans or other extensions of credit to the Owner for any purpose whatsoever, whether related to any of the transactions contemplated hereby or otherwise.
SECTION 11.11.Governing Law; Counterpart Form; Electronic Execution
THIS TRUST INDENTURE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS TRUST INDENTURE IS BEING DELIVERED IN THE STATE OF NEW YORK. This Trust Indenture may be executed by the parties hereto in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of this Trust Indenture by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The parties hereto agree that “execution,” “signed,” “signature,” and words of like import in this Trust Indenture shall be deemed to include electronic signatures, authentication, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act as in effect in any state and/or any other relevant electronic signatures law, including relevant provisions of the UCC, and the parties hereto hereby waive any objection to the contrary.

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SECTION 11.12.Submission to Jurisdiction; Venue; Service of Process; Jury Waiver
(a)Each party hereto irrevocably submits for itself and its property to the non exclusive jurisdiction of the courts of the State of New York sitting in the City and County of New York and of the United States District Court for the Southern District of New York in any suit, action or proceeding arising out of or relating to this Trust Indenture.
(b)To the fullest extent permitted by applicable law, each party irrevocably waives any objection it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.
(c)Each party agrees that service of process in any such suit, action or proceeding may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to such party at its address specified in Section 11.05, and that such service shall be deemed effective upon receipt; nothing in this Section limits the right to serve process in any other manner permitted by law.
(d)EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS TRUST INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.
SECTION 11.13.Voting By Note Holders
All votes of the Note Holders shall be governed by a vote of a Majority in Interest of Note Holders, except as otherwise provided herein.
SECTION 11.14.Bankruptcy
It is the intention of the parties that the Mortgagee shall be entitled to the benefits of Section 1110 with respect to the right to take possession of the Pledged Spare Parts and to enforce any of its other rights or remedies as provided herein in the event of a case under Chapter 11 of the Bankruptcy Code in which the Owner is a debtor, and in any instance where more than one construction is possible of the terms and conditions hereof or any other pertinent Operative Agreement, each such party agrees that a construction which would preserve such benefits shall control over any construction which would not preserve such benefits.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture and Spare Parts Mortgage to be duly executed by their respective officers thereof duly authorized as of the day and year first above written.

FRONTIER AIRLINES, INC.
By:___/s/ Howard M. Diamond _______
Name: Howard M. Diamond
Title: Executive Vice President, Legal and Corporate Affairs; Corporate Secretary
TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Mortgagee
By: /s/ Joseph B. Bermingham____________
Name: Joseph B. Bermingham
Title: Assistant Vice President

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC

ANNEX A
DEFINITIONS
GENERAL PROVISIONS
(a)    In each Operative Agreement, unless otherwise expressly provided, a reference to:
(i)    each of “Owner,” “Mortgagee,” “Note Holder” or any other person includes, without prejudice to the provisions of any Operative Agreement, any successor in interest to it and any permitted transferee, permitted purchaser or permitted assignee of it;
(ii)    words importing the plural include the singular and words importing the singular include the plural;
(iii)    any agreement, instrument or document, or any annex, schedule or exhibit thereto, or any other part thereof, includes, without prejudice to the provisions of any Operative Agreement, that agreement, instrument or document, or annex, schedule or exhibit, or part, respectively, as amended, modified or supplemented from time to time in accordance with its terms and in accordance with the Operative Agreements, and any agreement, instrument or document entered into in substitution or replacement therefor;
(iv)    any provision of any Law includes any such provision as amended, modified, supplemented, substituted, reissued or reenacted prior to the Closing Date, and thereafter from time to time;
(v)    the words “Agreement,” “this Agreement,” “hereby,” “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Operative Agreement refer to such Operative Agreement as a whole and not to any particular provision of such Operative Agreement;
(vi)    the words “including,” “including, without limitation,” “including, but not limited to,” and terms or phrases of similar import when used in any Operative Agreement, with respect to any matter or thing, mean including, without limitation, such matter or thing; and
(vii)    a “Section,” an “Exhibit,” an “Annex” or a “Schedule” in any Operative Agreement, or in any annex thereto, is a reference to a section of, or an exhibit, an annex or a schedule to, such Operative Agreement or such annex, respectively.
(b)    Each exhibit, annex and schedule to each Operative Agreement is incorporated in, and shall be deemed to be a part of, such Operative Agreement.
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(c)    Unless otherwise defined or specified in any Operative Agreement, all accounting terms therein shall be construed and all accounting determinations thereunder shall be made in accordance with GAAP.
(d)    Headings used in any Operative Agreement are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, such Operative Agreement.
(e)    For purposes of each Operative Agreement, the occurrence and continuance of a Default or Event of Default referred to in Section 5.01(v),(vi) or (vii) shall not be deemed to prohibit the Owner from taking any action or exercising any right that is conditioned on no Special Default, Default or Event of Default having occurred and be continuing if such Special Default, Default or Event of Default consists of the institution of reorganization proceedings with respect to Owner under Chapter 11 of the Bankruptcy Code and the trustee or debtor-in-possession in such proceedings shall have agreed to perform its obligations under the Trust Indenture with the approval of the applicable court and thereafter shall have continued to perform such obligations in accordance with Section 1110.
DEFINED TERMS
“Act” means part A of subtitle VII of title 49, United States Code.
“Actual Knowledge” means (a) as it applies to Mortgagee, actual knowledge of a responsible officer in the Corporate Trust Office, and (b) as it applies to Owner, actual knowledge of a Vice President or more senior officer of Owner or any other officer of Owner having responsibility for the transactions contemplated by the Operative Agreements; provided that each of Owner and Mortgagee shall be deemed to have “Actual Knowledge” of any matter as to which it has received notice from Owner, any Note Holder or Mortgagee, such notice having been given pursuant to Section 11.05 of the Trust Indenture.
“Additional Collateral” means Qualified Spare Parts at an additional location added to the Collateral pursuant to a Location Supplement after the Closing Date.
“Additional Insured” means, collectively, the Mortgagee and each Note Holder, in each case, in its capacity as an additional insured under each applicable insurance policy in accordance with the terms of this Trust Indenture.
“Additional Junior Series” or “Additional Junior Series Equipment Notes” means any Additional Series that is subordinated in right of payment to the Series A-1 Equipment Notes, as described in Section 9.1(d) of the Intercreditor Agreement.
“Additional Pari Passu Series Equipment Notes” means any Additional Series that is pari passu in right of payment to the Series A-1 Equipment Notes, as described in Section 9.1(e) of the Intercreditor Agreement.

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“Additional Series” or “Additional Series Equipment Notes” means Equipment Notes issued under the Trust Indenture in accordance with Section 2.1(b) of the Note Purchase Agreement and Section 9.1(d) or 9.1(e) of the Intercreditor Agreement (as applicable) and designated as a series (other than “Series A-1”) thereunder, in the Original Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture (as amended, in the case of any Additional Series issued after the date of the Trust Indenture, at the time of original issuance of such Additional Series) under the heading for such series.
“Adjusted Debt Balance” means, as of any date of determination, the difference of (a) the Debt Balance, minus (b) the sum of (i) the amount of any Specified Cash Collateral plus (ii) the amount of any Cure Cash Collateral.
“Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such person. For purposes of this definition, “control” means the power, directly or indirectly, to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise and “controlling,” “controlled by” and “under common control with” have correlative meanings.
“Aggregate Appraised Value” means, with respect to any specified group of Collateral, the sum of the Appraised Values of all Collateral (including any Additional Collateral) included in such specified group of Collateral.
“Aircraft” means any contrivance invented, used, or designed to navigate, or fly in, the air.
“Allocable Amount” means, as of any date of determination, with respect to any Pledged Spare Part, an amount equal to the unpaid Original Amount of all the Equipment Notes allocable to each such Pledged Spare Part pro rata based on the Appraised Value of such Pledged Spare Part compared to the Aggregate Appraised Value of all Collateral, at such time.
“Appliance” means an instrument, equipment, apparatus, a part, an appurtenance, or an accessory used, capable of being used, or intended to be used, in operating or controlling Aircraft in flight, including a parachute, communication equipment, and another mechanism installed in or attached to Aircraft during flight, and not a part of an Aircraft, Engine, or Propeller.
“Appraisal” means (a) the Initial Appraisal and (b) any other appraisal, dated the date of delivery thereof, prepared by an Eligible Appraiser, which certifies, at the time of determination, in reasonable detail the Appraised Value of the Collateral covered thereby; provided that (i) each Appraisal shall be based upon use of the Spare Parts Appraisal Methodology and shall identify each Pledged Spare Part as a Rotable, Repairable or Expendable and (ii) except as required by the Spare Parts Appraisal Methodology, physical inspections of the Collateral being appraised shall not be required and any required maintenance condition for

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purposes of relevant maintenance adjustments shall be based on maintenance information provided by the Owner.
“Appraised Value” means, as of any date of determination: (a) with respect to any Pledged Spare Part, any Ineligible Spare Parts, any Excluded Spare Parts or any Tooling, the current market value of such Spare Parts, Appliances or Tooling reflected in the then most recent Appraisal delivered to the Mortgagee; provided that the Appraised Value of any individual Spare Part, Appliance or Tooling shall be the portion of the Appraised Value of all the Spare Parts, Appliances or Tooling (as applicable) allocated thereto by Owner on a reasonable basis for such type of part and (b) with respect to cash or Cash Equivalents constituting Cash Collateral and Eligible Investments, [***] of the face value of such cash or Cash Equivalents or [***] of the face value of Eligible Investments. For the avoidance of doubt, Appraised Value shall be established on the basis of a single Appraisal.
“Average Life Date” for any Equipment Note shall be the date which follows the time of determination by a period equal to the Remaining Weighted Average Life of such Equipment Note. “Remaining Weighted Average Life” on a given date with respect to any Equipment Note shall be the number of days equal to the quotient obtained by dividing (a) the sum of each of the products obtained by multiplying (i) the amount of each then remaining scheduled payment of principal of such Equipment Note by (ii) the number of days from and including such determination date to but excluding the date on which such payment of principal is scheduled to be made, by (b) the then outstanding principal amount of such Equipment Note.
“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq.
“Basic Pass Through Trust Agreement” means the Pass Through Trust Agreement, dated November 4, 2025, between Owner and Pass Through Trustee, but does not include any Trust Supplement.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York, Denver, Colorado, or Wilmington, Delaware.
“Cash Collateral” means all cash, Cash Equivalents and other financial assets held in any Eligible Account by the Mortgagee or an Eligible Institution, all security entitlements with respect thereto, and all proceeds of the foregoing.
“Cash Equivalents” means the following securities (which shall mature within [***] of the date of purchase thereof): (a) direct obligations of the U.S. Government; (b) obligations fully guaranteed by the U.S. Government; (c) certificates of deposit issued by, or bankers’ acceptances of, or time deposits or a deposit account with, Mortgagee or any bank, trust company or national banking association incorporated or doing business under the laws of the United States or any state thereof having a combined capital and surplus and retained earnings of at least [***] and having a rating of Aa or better by Moody’s Investors Service, Inc. or AA or

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better by Fitch Ratings, Inc.; or (d) commercial paper of any issuer doing business under the laws of the United States or one of the states thereof and in each case having a rating assigned to such commercial paper by Fitch Ratings, Inc. or Moody’s Investors Service, Inc. equal to A1 (or higher) or P-1, respectively.
“Citizen of the United States” is defined in 49 U.S.C. § 40102(a)(15).
“Class A-1 Pass Through Trust” means the Frontier Airlines Pass Through Trust 2025-1A-1.
“Closing” means the closing of the transactions contemplated by the Note Purchase Agreement.
“Closing Date” means the date on which the Closing occurs.
“Code” means the Internal Revenue Code of 1986, as amended; provided that, when used in relation to a Plan, “Code” shall mean the Internal Revenue Code of 1986 and any regulations and rulings issued thereunder, all as amended and in effect from time to time.
“Collateral” means, collectively, the Spare Parts Collateral and the Cash Collateral.
“Collateral Cure End Date” is defined in Section 3.1(a) of the Collateral Maintenance Annex.
“Collateral Maintenance Annex” means Annex C
to the Trust Indenture.
“Collateral Test Certificate” is defined in Section 2.2 of the Collateral Maintenance Annex.
“Collateral Test Date” is defined in Section 2.1(a) of the Collateral Maintenance Annex.
“Collateral Trigger Event” means, after giving effect to all principal payments made in respect of the Series A Equipment Note on or prior to such date, a circumstance that exists if, as of any date of determination, the ratio (expressed as a percentage, the “LTV Ratio”) of (a) the Adjusted Debt Balance as of such date to (b) the Aggregate Appraised Value of all the Spare Parts Collateral and all Tooling as of such date, is greater than the Maximum LTV Threshold; provided that, for purposes of calculating the Aggregate Appraised Value in clause (b) above as of any date of determination:
(i)     any portion of the Spare Parts Collateral attributable to Expendables in excess of [***] of the Aggregate Appraised Value shall be deemed to have an Appraised Value of [***];

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(ii)     any portion of the Spare Parts Collateral attributable to Ineligible Spare Parts in excess of [***] of the Aggregate Appraised Value shall be deemed to have an Appraised Value of [***];
(iii)    any portion of the Tooling in excess of [***] of the Aggregate Appraised Value shall be deemed to have an Appraised Value of [***]; and
(iv)     Excess Ineligible Spare Parts shall be deemed to have an Appraised Value of [***].
“Corporate Trust Office” means the principal office of Mortgagee located at Mortgagee’s address for notices under the Note Purchase Agreement or such other office at which Mortgagee’s corporate trust business shall be administered which Mortgagee shall have specified by notice in writing to Owner and each Note Holder.
“Cure Cash Collateral” means, as of any date of determination, all Cash Collateral which does not constitute Specified Cash Collateral.
“Debt Balance” means, as of any date of determination, the outstanding principal balance of the Series A Equipment Notes as of such date.
“Debt Rate” means, with respect to (i) any Series of Equipment Notes, the rate per annum specified for such Series under the heading “Interest Rate” in Schedule I to the Trust Indenture (as amended, in the case of any Additional Series, at the time of original issuance of such Additional Series), and (ii) any other purpose, with respect to any period, the weighted average interest rate per annum during such period borne by the outstanding Equipment Notes, excluding any interest payable at the Payment Due Rate.
“Default” means any event or condition that with the giving of notice or the lapse of time or both would become an Event of Default.
“Designated Locations” means the locations designated from time to time by the Owner at which the Pledged Spare Parts may be maintained by or on behalf of the Owner, which initially shall be the locations set forth on Schedule II to the Trust Indenture and shall include any additional locations designated by the Owner in a Location Supplement.
“Disposition Threshold Test Period” means, (a) initially, the period beginning on (and including) the Closing Date and ending on (but excluding) the first Collateral Test Date and (b) each subsequent period beginning on (and including) a Collateral Test Date and ending on (but excluding) the next occurring Collateral Test Date (with the final Disposition Threshold Test Period ending on the final Payment Date).
“Dollars,” “United States Dollars” or “$” means the lawful currency of the United States.

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“Eligible Account” means an account established by and with an Eligible Institution at the request of the Mortgagee, which institution agrees, for all purposes of the UCC including Article 8 thereof, that (a) such account shall be a “securities account” (as defined in Section 8-501(a) of the UCC), (b) all property (other than cash) credited to such account shall be treated as a “financial asset” (as defined in Section 8-102(a)(9) of the UCC), (c) the Mortgagee shall be the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) in respect of such account, (d) it will comply with all entitlement orders issued by the Mortgagee to the exclusion of the Owner, and (e) the “securities intermediary jurisdiction” (under Section 8-110(e) of the UCC) shall be the State of New York.
“Eligible Appraiser” means MBA or any other nationally recognized independent ISTAT-certified appraisal firm, as selected and retained by the Owner.
“Eligible Institution” means the corporate trust department of (a) WTNA, acting solely in its capacity as a “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC), or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from Moody’s Investors Service, Inc. of at least A3 and S&P of at least A-, or its equivalent.
“Engine” means an engine used, or intended to be used, to propel an Aircraft, including a part, appurtenance, and accessory of the Engine, except a Propeller.
“Equipment Note Register” is defined in Section 2.07 of the Trust Indenture.
“Equipment Notes” means and includes any equipment notes issued under the Trust Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Trust Indenture) and any Equipment Note issued under the Trust Indenture in exchange for or replacement of any Equipment Note.
“ERISA” means the Employee Retirement Income Security Act of 1974, and any regulations and rulings issued thereunder all as amended and in effect from time to time.
“Event of Default” is defined in Section 5.01 of the Trust Indenture.
“Event of Loss” means (a) the loss of any of the Pledged Spare Parts or of the use thereof due to destruction, damage beyond economic repair or rendition of any of the Pledged Spare Parts permanently unfit for normal use by Owner for any reason whatsoever (other than the use of Expendables in the Owner’s operations); (b) any damage to any of the Pledged Spare Parts which results in the receipt of insurance proceeds with respect to such Pledged Spare Parts on the basis of an actual or constructive loss; (c) the loss of possession of any of the Pledged Spare Parts by the Owner for [***] (or, if earlier, the date on which the Owner has confirmed to the Mortgagee in writing that the Owner cannot recover such Pledged Spare Parts) as a result of the theft or disappearance of such Pledged Spare Parts; or (d) any seizure, condemnation, confiscation, taking or requisition (including loss of title) of any of the Pledged Spare Parts by

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any Government Entity or purported Government Entity (other than a requisition of use by the U.S. Government) for a period exceeding [***].
“Excess Ineligible Spare Parts” means Ineligible Spare Parts identified as “Excess Ineligible Spare Parts” on the most recent Parts Inventory Report or otherwise so designated by the Owner to the Mortgagee in writing.
“Excluded Spare Parts” means Spare Parts and Appliances held by the Owner at a location that is not a Designated Location.
“Expendables” means Qualified Spare Parts other than Rotables and Repairables.
“Expenses” means any and all liabilities, obligations, losses, damages, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel, accountants, appraisers, inspectors or other professionals, and costs of investigation).
“FAA” means the Federal Aviation Administration of the United States or any Government Entity succeeding to the functions of such Federal Aviation Administration.
“FAA Filed Documents” means, collectively, the Trust Indenture and the initial Location Supplement.
“FAA Regulations” means the Federal Aviation Regulations issued or promulgated pursuant to the Act from time to time.
“FATCA” means the provisions of Sections 1471 through 1474 of the Code and any current or future regulations or rules promulgated thereunder, or any successor or similar provisions.
“Financing Statements” means, collectively, UCC-1 financing statements covering the Collateral, by Owner, as debtor, showing Mortgagee as secured party, for filing in Indiana and each other jurisdiction that, in the opinion of Mortgagee, is necessary to perfect its Lien on the Collateral.
“GAAP” means generally accepted accounting principles as set forth in the statements of financial accounting standards issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, as such principles may at any time or from time to time be varied by any applicable financial accounting rules or regulations issued by the SEC and, with respect to any person, shall mean such principles applied on a basis consistent with prior periods except as may be disclosed in such person’s financial statements.
“Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government

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entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.
“Guarantee” means the Guarantee dated as of the Closing Date and issued by each Guarantor for the benefit of the Mortgagee.
“Guarantor” means either, or as the context may require, both, of Frontier Airlines Holdings, Inc. and Frontier Group Holdings, Inc.
“Indemnitee” means (i) WTNA and Mortgagee, (ii) each separate or additional trustee appointed pursuant to the Trust Indenture, (iii) the Subordination Agent, (iv) [reserved], (v) the Pass Through Trustee, (vi) each Affiliate of the persons described in clauses (i) and (ii), (vii) each Affiliate of the persons described in clauses (iii), (iv) and (v), (viii) the respective directors, officers, employees, agents and servants of each of the persons described in clauses (i), (ii) and (vi), (ix) the respective directors, officers, employees, agents and servants of each of the persons described in clauses (iii), (iv), (v) and (vii), (x) the successors and permitted assigns of the persons described in clauses (i), (ii) and (viii), and (xi) the successors and permitted assigns of the persons described in clauses (iii), (iv), (v) and (ix); provided that the persons described in clauses (iii), (iv), (v), (vii), (ix) and (xi) are Indemnitees only for purposes of Section 8.1 of the Note Purchase Agreement. If any Indemnitee is a manufacturer or any subcontractor or supplier of either thereof, such Person shall be an Indemnitee only in its capacity as Note Holder.
“Indenture Indemnitee” means (i) WTNA and the Mortgagee, (ii) each separate or additional trustee appointed pursuant to the Trust Indenture, (iii) the Subordination Agent, (iv) [reserved], (v) the Pass Through Trustee and (vi) each of the respective directors, officers, employees, agents and servants of each of the persons described in clauses (i) through (v) inclusive above.
“Ineligible Spare Part” means any Spare Part or Appliance that is associated exclusively with Aircraft models that have fully exited Owner’s fleet.
“Initial Appraisal” means an Appraisal of MBA reflecting the initial Appraised Value of the Spare Parts Collateral.
“Intercreditor Agreement” means that certain Intercreditor Agreement among the Pass Through Trustee and the Subordination Agent, dated as of the Issuance Date, provided that for purposes of any obligation of Owner, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by Owner.
“Interim Collateral Test Date” means (i) any date during a Disposition Threshold Test Period on which the Net Disposition Appraised Value in respect of such Disposition Threshold Test Period exceeds [***] of the Aggregate Appraised Value of the sum of all the Spare Parts Collateral and Specified Cash Collateral (determined as of the commencement of

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such Disposition Threshold Test Period based on the most recent Appraisal) and (ii) after an Interim Collateral Test Date referenced in (i) has occurred during a Disposition Threshold Test Period, any subsequent date within such Disposition Threshold Test Period on which the Net Disposition Appraised Value is greater than the Net Disposition Appraised Value as of the most recent Interim Collateral Test Date.
“IRS” means the Internal Revenue Service of the United States or any Government Entity succeeding to the functions of such Internal Revenue Service.
“Issuance Date” means November 4, 2025.
“ISTAT” means the International Society of Transport Aircraft Trading, and any successor thereto.
“Law” means (a) any constitution, treaty, statute, law, decree, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.
“Lien” means any mortgage, pledge, lien, charge, claim, encumbrance, lease or security interest affecting the title to or any interest in property.
“Location Supplement” means a Location Supplement, substantially in the form of Exhibit A to the Trust Indenture, with appropriate modifications to reflect the purpose for which it is being used.
“LTV Ratio” is defined in the definition of “Collateral Trigger Event”.
“LTV Ratio Issuance Event” means, as of the date of issuance of Additional Pari Passu Equipment Notes, after giving pro rata effect to such issuance, such issuance would immediately result in an LTV Ratio in excess of [***].
“Majority in Interest of Note Holders” means as of a particular date of determination, the holders of a majority in aggregate unpaid Original Amount of all Equipment Notes outstanding as of such date (excluding any Equipment Notes held by Owner or any of its Affiliates (unless all Equipment Notes then outstanding shall be held by Owner or any Affiliate of Owner); provided that for the purposes of directing any action or casting any vote or giving any consent, waiver or instruction hereunder, any Note Holder of an Equipment Note or Equipment Notes may allocate, in such Note Holder’s sole discretion, any fractional portion of the principal amount of such Equipment Note or Equipment Notes in favor of or in opposition to any such action, vote, consent, waiver or instruction.
“Make-Whole Amount” means, with respect to any Equipment Note and any optional redemption thereof, an amount (as determined by an independent investment bank of national standing) equal to the excess, if any, of (a) the present value of the remaining scheduled payments of principal and interest to maturity of such Equipment Note (in the case of the Series A-1 Equipment Notes, assuming for such purpose that each Payment Date scheduled to occur on

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or after the fourth anniversary of the Issuance Date occurs on such anniversary) computed by discounting such payments on a semi-annual basis on each Payment Date (assuming a 360-day year of twelve 30-day months) using a discount rate equal to the Treasury Yield plus the Make-Whole Spread, over (b) the outstanding principal amount of such Equipment Note plus accrued interest to the date of determination. For a partial prepayment, the foregoing will be determined based only on the principal amount being prepaid (and interest thereon), assuming application of such principal in inverse order of maturity. For purposes of determining the Make-Whole Amount, “Treasury Yield” means, at the date of determination with respect to any Equipment Note, the interest rate (expressed as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the per annum rate equal to the semiannual yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment Note and trading in the public securities markets either as determined by interpolation between the most recent weekly average yield to maturity for two series of United States Treasury securities, trading in the public securities markets, (A) one maturing as close as possible to, but earlier than, the Average Life Date of such Equipment Note and (B) the other maturing as close as possible to, but later than, the Average Life Date of such Equipment Note, in each case as published in the most recent H.15 Page or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment Note is reported in the most recent H.15 Page, such weekly average yield to maturity as published in such H.15 Page. “H.15 Page” means the H.15 page published by the Board of Governors of the Federal Reserve System on its website (or successor publication of such information by such Board of Governors). The date of determination of a Make-Whole Amount shall be the third Business Day prior to the applicable payment or redemption date and the “most recent H.15 Page” means the H.15 Page published prior to the close of business on the third Business Day prior to the applicable payment or redemption date.
“Make-Whole Spread” means (i) in the case of Series A-1 Equipment Notes, 0.50%, and (ii) in the case of any Additional Series, the percentage specified in Schedule I hereto (as amended at the time of original issuance of such Additional Series) as the “Make-Whole Spread” for such Additional Series.
“Material Adverse Change” means, with respect to any person, any event, condition or circumstance that materially and adversely affects such person’s business or consolidated financial condition, or its ability to observe or perform its obligations, liabilities and agreements under the Operative Agreements.
“Maximum LTV Threshold” means [***].
“MBA” means mba Aviation.
“Minimum Collateral Value” means, as of any date of determination, the quotient of (a) the Adjusted Debt Balance, divided by (b) the Maximum LTV Threshold as of the relevant date of determination.

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“Minimum Insurance Amount” means, as of any date of determination, with respect to any Pledged Spare Part, an amount equal to [***] of the Allocable Amount of such Pledged Spare Part.
“Mortgaged Property” is defined in Section 3.03 of the Trust Indenture.
“Mortgagee” means Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as mortgagee under the Trust Indenture.
“Net Disposition Appraised Value” means, as of any date of determination during a Disposition Threshold Test Period, the Aggregate Appraised Value of all Pledged Spare Parts (including Spare Parts or Appliances that have become worn out or obsolete or unfit for use) that have been disposed of, leased or loaned by Owner during such Disposition Threshold Test Period minus the Aggregate Appraised Value of all Pledged Spare Parts that have been (i) purchased or otherwise acquired by Owner or (ii) returned to Owner from a lease or loan, in each case, during such Disposition Threshold Test Period, determined as of such date based on the most recent Appraisal (or, where applicable for Spare Parts purchased during such Disposition Threshold Test Period, the purchase price therefor).
“Non-U.S. Person” means any Person other than a United States person, as defined in Section 7701(a)(30) of the Code.
“Note Holder” means at any time each registered holder of one or more Equipment Notes.
“Note Purchase Agreement” means the Note Purchase Agreement, dated as of the Issuance Date, among Frontier Airlines Inc., the Mortgagee, the Subordination Agent and the Pass Through Trustee, dated as of the Issuance Date, providing for, among other things, the issuance and sale of certain equipment notes.
“NY UCC” means the UCC as in effect on the date of determination in the State of New York.
“Officer’s Certificate” means, in respect of any Person, a certificate signed by the Chairman, the President, any Vice President (including those with varying ranks such as Executive, Senior, Assistant or Staff Vice President), the Treasurer or the Secretary of such Person.
“Operative Agreements” means, collectively, the Note Purchase Agreement, the Trust Indenture, the initial Location Supplement and the Equipment Notes.
“Original Amount” with respect to an Equipment Note, means the stated original principal amount of such Equipment Note and, with respect to all Equipment Notes, means the aggregate stated original principal amounts of all Equipment Notes.

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“Owner Person” means Owner, any lessee, assignee, successor or other user or person in possession of any Pledged Spare Part with or without color of right, or any Affiliate of any of the foregoing (excluding any Tax Indemnitee or any related Tax Indemnitee with respect thereto, or any person using or claiming any rights with respect to such Pledged Spare Part directly by or through any of the persons in this parenthetical).
“Parts Inventory Report” means, as of any date, a list identifying the Pledged Spare Parts and each item of Tooling by manufacturer’s part number and brief description and stating the quantity of each such part included in the Pledged Spare Parts or Tooling as of such specified date.
“Pass Through Agreements” means the Pass Through Trust Agreement, the Note Purchase Agreement and the Intercreditor Agreement.
“Pass Through Certificates” means the pass through certificates issued by the Pass Through Trust (and any other pass through certificates for which such pass through certificates may be exchanged).
“Pass Through Trust” means pass through trust created under the Pass Through Trust Agreement.
“Pass Through Trust Agreement” means the Trust Supplement, together with the Basic Pass Through Trust Agreement, dated as of the Issuance Date by and between the Owner and the Pass Through Trustee, provided, that, for purposes of any obligation of Owner, no amendment, modification or supplement to, or substitution or replacement of, any such Agreement shall be effective unless consented to by Owner.
“Pass Through Trustee” means Wilmington Trust, National Association, a national banking association, in its capacity as trustee under the Pass Through Trust Agreement.
“Pass Through Trustee Agreements” means the Pass Through Trust Agreement, the Note Purchase Agreement and the Intercreditor Agreement.
“Payment Date” means each [***].
“Payment Due Rate” means (a) with respect to (i) any payment made to a Note Holder under any Series of Equipment Notes, the Debt Rate applicable to such Series plus [***] and (ii) any other payment made under any Operative Agreement to any other Person, the Debt Rate applicable to such payment plus [***] or, if less, (b) the maximum rate permitted by applicable law.
“Permitted Lease” means a lease permitted under Section 4.03 of the Trust Indenture.
“Permitted Lessee” means the lessee under a Permitted Lease.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

“Permitted Lien” means (a) the rights of Mortgagee under the Operative Agreements, or of any Permitted Lessee under any Permitted Lease; (b) Liens attributable to Mortgagee (both in its capacity as mortgagee under the Trust Indenture and in its individual capacity); (c) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Section 4.03 of the Trust Indenture; (d) Liens for Taxes of Owner (and its U.S. federal tax law consolidated group), or Liens for Taxes of any Tax Indemnitee (and its U.S. federal tax law consolidated group) for which Owner is obligated to indemnify such Tax Indemnitee under any of the Operative Agreements, in any such case either not yet due or being contested in good faith by appropriate proceedings so long as such Liens and such proceedings do not involve any material risk of the sale, forfeiture or loss of any Pledged Spare Parts or the interest of Mortgagee therein or impair the Lien of the Trust Indenture; (e) materialmen’s, mechanics’, workers’, repairers’, employees’ or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent for [***] or is being contested in good faith by appropriate proceedings, so long as such Liens and such proceedings do not involve any material risk of the sale, forfeiture or loss of any Pledged Spare Parts or the interest of Mortgagee therein or impair the Lien of the Trust Indenture; (f) Liens arising out of any judgment or award against Owner (or any Permitted Lessee), so long as such judgment shall, within [***] after the entry thereof, have been discharged or vacated, or execution thereof stayed pending appeal or shall have been discharged, vacated or reversed within [***] after the expiration of such stay, and so long as during any such [***] there is not, or any such judgment or award does not involve, any material risk of the sale, forfeiture or loss of any Pledged Spare Parts or the interest of Mortgagee therein or impair the Lien of the Trust Indenture; (g) any other Lien with respect to which Owner (or any Permitted Lessee) shall have provided a bond, cash collateral or other security adequate in the reasonable opinion of Mortgagee; (h) (A) any overdrafts and related liabilities arising from treasury, netting, depository and cash management services or in connection with any automated clearing house transfers of funds, in each case as it relates to cash or Cash Equivalents, if any, and (B) Liens arising by operation of law or that are contractual rights of set-off in favor of any Eligible Institution in respect of any Eligible Account; and (i) salvage or similar rights of insurers, in each case as it relates to any Collateral.
“Persons” or “persons” means individuals, firms, partnerships, joint ventures, trusts, trustees, Government Entities, organizations, associations, corporations, limited liability companies, government agencies, committees, departments, authorities and other bodies, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.
“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, or any plan within the meaning of Section 4975(e)(1) of the Code.
“Pledged Spare Parts” has the meaning set forth in clause (1) of the Granting Clause of the Trust Indenture. For the avoidance of doubt, Excluded Spare Parts and any Excess Ineligible Spare Parts that have been released pursuant to Section 5.2(a) of the Collateral Maintenance Annex are not Pledged Spare Parts.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

“Pledged Spare Parts Agreements” means any contract, agreement or instrument from time to time assigned or pledged under the Trust Indenture and forming part of the Spare Parts Collateral.
“Prepayment Premium” means, with respect to any optional redemption, (a) from the Issuance Date to (but excluding) the third anniversary thereof, the Make-Whole Amount, (b) from the third anniversary of the Issuance Date to (but excluding) the fourth anniversary of the Issuance Date, [***] of the principal amount redeemed, and (c) thereafter, nil.
“Pro Rata Share” means, at any time, with respect to any Series, a fraction the numerator of which shall be the aggregate unpaid Original Amount of such Series and the denominator of which shall be the aggregate unpaid Original Amount of all Series.
“Propeller” includes a part, appurtenance, and accessory of a propeller.
“QIB” is defined in Section 2.08 of the Trust Indenture.
“Qualified Spare Parts” has the meaning provided in clause (1) of the Granting Clause of the Trust Indenture.
“Rating Agencies” means, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate the Pass Through Certificates and which shall then be rating the Pass Through Certificates. The initial Rating Agency will be DBRS, Inc.
“Repairable” means a Qualified Spare Part that can be commonly economically restored to a serviceable condition but that have a life that is shorter than the life of the flight equipment to which they relate, excluding any such Qualified Spare Part that qualifies as, and is designated by Owner to be, a Rotable.
“Rotable” means a Qualified Spare Part that wears over time and can be repeatedly restored to a serviceable condition over a period approximating the life of the flight equipment to which it relates.
“S&P” means S&P Global Ratings, Inc.
“SEC” means the Securities and Exchange Commission of the United States, or any Government Entity succeeding to the functions of such Securities and Exchange Commission.
“Section 1110” means 11 U.S.C. Section 1110 of the Bankruptcy Code or any successor or analogous section of the federal bankruptcy law in effect from time to time.
“Secured Obligations” is defined in Section 2.06 of the Trust Indenture.
“Securities Account” is defined in Section 3.07 of the Trust Indenture.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

“Securities Act” means the Securities Act of 1933, as amended.
“Security” means a “security” as defined in Section 2(l) of the Securities Act.
“Senior Holder” is defined in Section 2.13(c) of the Trust Indenture.
“Series” means any of Series A-1 or any Additional Series.
“Series A Equipment Notes” means, collectively, the Series A-1 Equipment Notes and any Additional Pari Passu Series Equipment Notes.
“Series A-1” or “Series A-1 Equipment Notes” means Equipment Notes issued under the Trust Indenture and designated as “Series A-1” thereunder, in the Original Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading “Series A-1”.
“Spare Part” means an accessory, appurtenance, or part of an Aircraft (except an Engine or Propeller), Engine (except a Propeller), Propeller, or Appliance, that is to be installed at a later time in an Aircraft, Engine, Propeller or Appliance.
“Spare Parts Appraisal Methodology” means, in determining an opinion as to the Appraised Value of the Spare Parts Collateral, (a) in connection with each annual Appraisal with respect to the Pledged Spare Parts or Tooling delivered with respect to the Collateral Test Date occurring on [***] of each year, taking at least the following actions: (i) reviewing the most recent Parts Inventory Report; (ii) reviewing the relevant Eligible Appraiser’s internal value database for values applicable to Qualified Spare Parts and Tooling included in the Spare Parts Collateral; (iii) developing a representative sampling of a reasonable number of the different Qualified Spare Parts and Tooling included in Spare Parts Collateral for which a market check will be conducted; (iv) checking other sources, such as manufacturers and aviation listing services, for current market prices of the sample parts referred to in clause (iii); (v) visiting (in person or virtually) at least one location selected by the relevant Eligible Appraiser where the Pledged Spare Parts and Tooling are kept by the Owner, provided that such location shall be one of the top three locations at which the Owner keeps the largest number of Pledged Spare Parts and Tooling, to conduct a limited physical inspection of the Spare Parts Collateral and Tooling; (vi) conducting a limited review of the inventory reporting system applicable to the Pledged Spare Parts and Tooling, including checking information reported in such system against information determined through physical inspection pursuant to the preceding clause (v); and (vii) reviewing a sampling of the Spare Parts Documents (including tear-down reports); and (b) in connection with any other Appraisal with respect to the Pledged Spare Parts or Tooling, taking at least the actions described in subclauses (i), (ii), (iii) and (iv) of the preceding clause (a) (which Appraisal shall, for the avoidance of doubt, be “desk-top” appraisals), each of which actions described in the foregoing clauses (a) and (b) may be conducted at any time during the [***] preceding the related Collateral Test Date.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

“Spare Parts Certificate” is defined in Section 2.3 of the Collateral Maintenance Annex.
“Spare Parts Collateral” is defined in the Granting Clause of the Trust Indenture.
“Spare Parts Documents” has the meaning set forth in clause (5) of the Granting Clause of the Trust Indenture.
“Special Default” means (i) the failure by Owner to pay any amount of principal of or interest on any Equipment Note when due or (ii) the occurrence of any Default or Event of Default referred to in Section 5.01(v), (vi) or (vii) hereof.
“Specified Cash Collateral” means, as of any date of determination, any Cash Collateral that was deposited with the Mortgage in connection with an Event of Loss, or otherwise delivered as insurance or condemnation proceeds or other proceeds corresponding to Spare Parts Collateral.
“Subordination Agent” means Wilmington Trust, National Association, as subordination agent under the Intercreditor Agreement, or any successor thereto.
“Tax Indemnitee” means (a) WTNA and Mortgagee, (b) each separate or additional trustee appointed pursuant to the Trust Indenture, (c) each Note Holder and (d) the respective successors, assigns, agents and servants of the foregoing.
“Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.
“Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.
“Threshold Amount” is defined in Schedule 3 to the Note Purchase Agreement.
“Tooling” means any equipment, tools or devices that may be used in the maintenance, inspection, or repair of an Aircraft, Engine, Propeller, Appliance or Spare Part.
“Trade Control Laws” means (a) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered, or enforced by the U.S. government, including the Arms Export Control Act (22 U.S.C. § 1778), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701–1706), Section 999 of the Internal Revenue Code, the U.S. customs laws at Title 19 of the U.S. Code, the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120–130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

at 19 C.F.R. Chapter 1, and the Foreign Trade Regulations (15 C.F.R. Part 30); and (b) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered or enforced by any other country, except to the extent inconsistent with U.S. law.
“Transaction Expenses” means costs and expenses incurred by Mortgagee in connection with (a) the preparation, execution and delivery of the Operative Agreements and the recording or filing of any documents, certificates or instruments in accordance with any Operative Agreement, including, without limitation, the FAA Filed Documents and the Financing Statements, (b) the initial fee of Mortgagee under the Trust Indenture and (c) the reasonable fees and disbursements of counsel for each Mortgagee and special counsel in Oklahoma City, Oklahoma, in each case, in connection with the Closing.
“Transactions” means the transactions contemplated by the Note Purchase Agreement.
“Transfer” means the transfer, sale, assignment or other conveyance of all or any interest in any property, right or interest.
“Transferee” means a person to which any Note Holder purports or intends to Transfer any or all of its right, title or interest in the Equipment Note, as described in Section 9 of the Note Purchase Agreement.
“Trust Indenture” means the Trust Indenture and Spare Parts Mortgage, dated as of November 4, 2025 between Owner and Mortgagee.
“Trust Supplement” means an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (i) a separate trust is created for the benefit of the holders of the Pass Through Certificates of a class, (ii) the issuance of the Pass Through Certificates of such class representing fractional undivided interests in such trust is authorized and (iii) the terms of the Pass Through Certificates of such class are established.
“U.S. Air Carrier” means any United States air carrier that is a Citizen of the United States holding an air carrier operating certificate issued pursuant to chapter 447 of title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo, and as to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the FAA Regulations, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.
“U.S. Government” means the federal government of the United States, or any instrumentality or agency thereof the obligations of which are guaranteed by the full faith and credit of the federal government of the United States.
“U.S. Person” means any Person described in Section 7701 (a)(30) of the Code.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

“UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction.
“United States” or “U.S.” means the United States of America; provided that for geographic purposes, “United States” means, in aggregate, the 50 states and the District of Columbia of the United States of America.
“Weighted Average Life to Maturity” means, with respect to any specified debt, at the time of the determination thereof the number of years obtained by dividing the then Remaining Dollar-years of such debt by the then outstanding principal amount of such debt. The term “Remaining Dollar-years” shall mean the amount obtained by (1) multiplying the amount of each then-remaining principal payment on such debt by the number of years (calculated at the nearest one-twelfth) that will elapse between the date of determination of the Weighted Average Life to Maturity of such debt and the date of that required payment and (2) totaling all the products obtained in clause (1) above.
“WTNA” means Wilmington Trust, National Association, a national banking association, not in its capacity as Mortgagee under the Trust Indenture, but in its individual capacity.

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

ANNEX B - INSURANCE TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC
ANNEX B

INSURANCE
Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference in Annex A to the Trust Indenture.
A.    Liability Insurance
The Owner will carry or cause to be carried at all times, at no expense to any Additional Insured, third party liability insurance with respect to the Pledged Spare Parts, which is (i) of an amount and scope as may be customarily maintained by the Owner for equipment similar to the Pledged Spare Parts and (ii) maintained in effect with insurers of nationally or internationally recognized responsibility (such insurers being referred to herein as “Approved Insurers”).
    B.    Property Insurance
The Owner will carry or cause to be carried at all times, at no expense to any Additional Insured, with Approved Insurers insurance covering physical damage to the Pledged Spare Parts providing for the reimbursement of the actual expenditure incurred in repairing or replacing any damaged or destroyed Pledged Spare Part or, if not repaired or replaced, for the payment of the amount it would cost to repair or replace such Pledged Spare Part, on the date of loss, with proper deduction for obsolescence and physical depreciation.
Any policies of insurance carried in accordance with this Section B covering the Pledged Spare Parts and any policies taken out in substitution or replacement for any such policies shall provide that (A) all insurance proceeds up to the applicable Minimum Insurance Amount paid under such policies as a result of the occurrence of an Event of Loss with respect to any Pledged Spare Parts involving proceeds in excess of the Threshold Amount will be paid to the Mortgagee, it being agreed that the Mortgagee shall pay the amount of such proceeds to the Owner or its order to the extent required under Section 4.06(d) or (e) of the Trust Indenture, and (B) the entire amount of any insurance proceeds not involving an Event of Loss with respect to any Pledged Spare Parts or involving proceeds of the Threshold Amount or less and the amount of insurance proceeds in excess of the applicable Minimum Insurance Amount shall be paid to the Owner or its order; provided, that if a Special Default or Event of Default shall have occurred and be continuing and the insurers have been notified thereof by the Mortgagee, the amount of any proceeds of any loss with respect to the Pledged Spare Parts shall be paid to the Mortgagee.
All losses will be adjusted by Owner with the insurers; provided, however, that during a period when an Event of Default shall have occurred and be continuing, Owner shall not agree to any such adjustment without the consent of the Mortgagee (such consent not to be unreasonably withheld or delayed).
TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC

    C.    General Provisions
Any policies of insurance carried in accordance with Sections A and B, including any policies taken out in substitution or replacement for such policies:
(i)    in the case of Section A, shall name each Additional Insured as an additional insured, as their respective interests may appear;
(ii)    in the case of Section A, shall provide that, in respect of the coverage of the Additional Insureds in such policies, the insurance shall not be invalidated or impaired by any act or omission (including misrepresentation and nondisclosure) by the Owner (or any Permitted Lessee) or any other Person (including, without limitation, use of the Pledged Spare Parts for illegal purposes) and shall insure the Additional Insureds regardless of any breach or violation of any representation, warranty, declaration, term or condition contained in such policies by the Owner (or any Permitted Lessee); provided that the Additional Insured so protected has not caused, contributed to or knowingly condoned said act or omission. However, the coverage afforded the Additional Insured will not apply in the event of exhaustion of policy limits or to losses or claims arising from perils specifically excluded from coverage under the policies;
(iii)    shall provide that, if the insurers cancel such insurance for any reason whatsoever, or if the same is allowed to lapse for nonpayment of premium, or if any material change is made in the insurance which adversely affects the interest of any of the Additional Insureds, such cancellation, lapse or change shall not be effective as to the Additional Insureds for [***] after receipt by the Additional Insureds of written notice by such insurers of such cancellation, lapse or change, provided, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable;
(iv)    shall waive any rights of setoff (including for unpaid premiums), recoupment, counterclaim or other deduction, whether by attachment or otherwise, against each Additional Insured;
(v)    shall waive any right of subrogation against any Additional Insured;
(vi)    in the case of Section A, shall be primary without right of contribution from any other insurance that may be available to any Additional Insured;
(vii)    in the case of Section A, shall provide that all of the liability insurance provisions thereof, except the limits of liability, shall operate in all respects as if a separate policy had been issued covering each party insured thereunder; and
    (viii)    shall provide that none of the Additional Insureds shall be liable for any insurance premium.
B-2
TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

    D.    Reports and Certificates; Other Information
On or prior to the Closing Date, and on or prior to each renewal date of the insurance policies required hereunder, the Owner will furnish or cause to be furnished to the Mortgagee insurance certificates describing in reasonable detail the insurance maintained by the Owner or any Permitted Lessee hereunder and a report, signed by the Owner’s regularly retained independent insurance broker (the “Insurance Broker”), stating the opinion of such Insurance Broker that such insurance (a) is in full force and effect on the Pledged Spare Parts and (b) complies with the terms of this Annex B. The Owner will request the Insurance Broker to agree to advise the Mortgagee in writing of any default in the payment of any premium of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Pledged Spare Parts or cause the cancellation, termination or interruption of such insurance (and, if the Insurance Broker does not so agree, the Owner shall promptly advise the Mortgagee in writing of any such default in payment).
    E.    Right to Pay Premiums
None of the Mortgagee and the other Additional Insureds shall have any obligation to pay any premium, commission, assessment or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, the Mortgagee shall have the option, in its sole discretion, to pay any such premium in respect of the full policy providing coverage for the Pledged Spare Parts that is due in respect of the coverage pursuant to the Trust Indenture and to maintain such coverage, as the Mortgagee may require, until the scheduled expiry date of such insurance and, in such event, the Owner shall, upon demand, reimburse the Mortgagee for amounts so paid by it.
F.    Deductibles; Self-insurance
Owner (or Permitted Lessee) may self-insure by way of deductible, premium adjustment or franchise provisions or otherwise in the insurance covering the risks required to be insured against pursuant to this Annex B in such amounts as shall be consistent with normal industry practice.
G.     Salvage Rights; Other
All salvage rights to Pledged Spare Parts shall remain with Owner’s insurers at all times, and any insurance policies of the Mortgagee insuring Pledged Spare Parts shall provide for a release to Owner of any and all salvage rights in and to any Pledged Spare Parts.
B-3
TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

ANNEX C COLLATERAL MAINTENANCE ANNEX
ARTICLE 1

DEFINITIONS
Capitalized terms used but not defined in this Collateral Maintenance Annex (as used herein, this “Annex”) shall have the respective meanings set forth or incorporated by reference in Annex A to the Trust Indenture.
ARTICLE 2
COLLATERAL REPORTING

Section 2.1.    Appraisals. So long as the Equipment Notes are outstanding, the Owner shall deliver to the Mortgagee:
(a)on or before each of [***] and [***] of each calendar year (commencing on [***]) (each a “Collateral Test Date”), Appraisals for all of the Collateral, which Appraisals shall be dated a date no earlier than [***] prior to the applicable Collateral Test Date; and
(b)on or before the date upon which any Additional Collateral is pledged as Collateral under the Trust Indenture, an Appraisal for such Additional Collateral (and only with respect to such Additional Collateral), which Appraisal shall be dated a date no earlier than [***] prior to such date.
Additionally, for the avoidance of doubt, the Owner may from time to time cause subsequent Appraisals for any of the Collateral to be delivered to the Mortgagee and each such additional Appraisal shall constitute an “Appraisal” of such Collateral for all purposes under the Operative Agreements.
Section 2.2.    Collateral Test Certificate. So long as the Equipment Notes are outstanding, the Owner shall deliver to the Mortgagee, within [***] after each Collateral Test Date and within [***] after each Interim Collateral Test Date, an Officer’s Certificate of the Owner (a “Collateral Test Certificate”) reflecting the calculations of the LTV Ratio as of such Collateral Test Date or Interim Collateral Test Date (including allocation of Cure Cash Collateral, if any) with respect to the Spare Parts Collateral and confirming whether a Collateral Trigger Event has occurred as of such Collateral Test Date or Interim Collateral Test Date, which certificate shall be substantially in the form of Appendix I to this Annex; provided that, without limiting the foregoing delivery requirement, after the occurrence of an Interim Collateral Test Date, the Owner shall not be required to deliver additional Collateral Test Certificates in connection with any disposition, lease or loan of Spare

Parts or Appliances which does not result in the Net Disposition Appraised Value being greater than the Net Disposition Appraised Value on such Interim Collateral Test Date.
Section 2.3.    Spare Parts Certificate. So long as the Equipment Notes are outstanding, the Owner shall deliver to the Mortgagee, within [***] after each Collateral Test Date, an Officer’s Certificate of the Owner (or, at the Owner’s discretion, a certificate executed by the Eligible Appraiser having prepared the applicable Appraisal) (a “Spare Parts Certificate”):
(a)reflecting, on the basis of the information set forth in the Appraisal delivered with respect to such Collateral Test Date and, as applicable, on the Owner’s internal books and records, the following:
(i)the Aggregate Appraised Value of the Spare Parts Collateral (excluding, for the avoidance of doubt, any Excluded Spare Parts and any Excess Ineligible Spare Parts) as of such Collateral Test Date;
(ii)the Aggregate Appraised Value of each of the Rotables, Repairables and the Expendables included in the Spare Parts Collateral as of such Collateral Test Date (and shall separately state the quantity of such Rotables, Repairables and Expendables);
(iii)the aggregate Appraised Value of the Excluded Spare Parts as of the applicable Collateral Test Date;
(iv)the aggregate Appraised Value of the Ineligible Spare Parts as of the applicable Collateral Test Date;
(v)the aggregate Appraised Value of the Ineligible Spare Parts that are not Excess Ineligible Spare Parts or Excluded Spare Parts as of the applicable Collateral Test Date;
(vi)the aggregate Appraised Value of the Excess Ineligible Spare Parts as of the applicable Collateral Test Date;
(vii)the aggregate Appraised Value of all Tooling; and
(viii)the aggregate Appraised Value of the Owner’s Spare Parts and Appliances (including, for the avoidance of doubt, any applicable Excluded Spare Parts, but excluding any Ineligible Spare Parts) available for use in the Owner’s fleet as of the applicable Collateral Test Date;
(b)attaching a Parts Inventory Report as of such Collateral Test Date; and
(c)attaching a report identifying (together with applicable percentages) any location owned or leased by the Owner (other than a Designated Location) which, as of the applicable Collateral Test Date, holds Spare Parts and Appliances representing [***] or more of the aggregate Appraised Value of the Owner’s Spare Parts and Appliances (including, for the avoidance of doubt, any applicable Excluded Spare Parts, but excluding any Ineligible Spare Parts) then available for use in its fleet.

ARTICLE 3
COLLATERAL REQUIREMENTS
Section 3.1.    Collateral Trigger Events.
(a)If a Collateral Test Certificate demonstrates that a Collateral Trigger Event has occurred for a Collateral Test Date or an Interim Collateral Test Date, the Owner shall within [***] after such Collateral Test Date or Interim Collateral Test Date (such ninetieth day, the “Collateral Cure End Date”):
(i)subject Additional Collateral to the Lien of the Trust Indenture in accordance with Section 4.1 of this Annex;
(ii)deliver additional cash and/or Cash Equivalents to the Mortgagee for deposit in an Eligible Account pursuant to the terms of the Trust Indenture, with such cash and/or Cash Equivalents constituting Cure Cash Collateral for all purposes under the Trust Indenture, including for purposes of calculating the Adjusted Debt Balance;
(iii)pay to the Mortgagee an amount sufficient to redeem, without Prepayment Premium or other premium, some or all of the Equipment Notes pursuant to Section 2.11(c) of the Trust Indenture, which amounts shall, immediately upon payment to the Mortgagee thereof, be deemed applied to reduce the Debt Balance and the Owner shall promptly take the necessary action pursuant to the Trust Indenture to effect such redemption; or
(iv)any combination of the foregoing;
such that, the Aggregate Appraised Value of the Spare Parts Collateral is greater than or equal to the Minimum Collateral Value, in each case as recalculated on a pro forma basis in accordance with clause (c) below.
(b)If the Owner shall have complied with the requirements of Section 3.1(a) with respect to the applicable Collateral Trigger Event, the Owner shall deliver an updated Collateral Test Certificate with respect to such Collateral Test Date or Interim Collateral Test Date (recalculated on a pro forma basis in accordance with clause (c) below) demonstrating that a Collateral Trigger Event does not exist as of the date of such certificate, and any previously existing Collateral Trigger Event shall thereafter be deemed cured for all purposes under the Trust Indenture.
(c)Each recalculation made pursuant to the foregoing clause (a) or (b) shall be made on a pro forma basis after giving effect to any payment, action, event or circumstance impacting such calculations (and otherwise using the information used to determine the LTV Ratio as most recently determined pursuant to Article 2), including, but not limited to: (i) a reduction of the Debt Balance resulting from any scheduled payment or partial redemption, or otherwise, (ii) the deposit of Specified Cash Collateral, (iii) [reserved], (iv) the effect of any actions taken pursuant to Section 3.1(a) of this Annex, such as the pledge of Additional Collateral pursuant to Section 3.1(a)(i) of this Annex (and using the Appraised Value of any such

Additional Collateral determined based on the Appraisal delivered with respect to such Additional Collateral pursuant to Section 2.1(b) of this Annex) and (v) the delivery by the Owner of any new or updated Appraisals pursuant to the last paragraph of Section 2.1 of this Annex (with the Appraised Value of any Collateral appraised thereby being determined based on such new or updated Appraisal).
Section 3.2.    Spare Part Tests.
(a)If a Spare Parts Certificate demonstrates that the Aggregate Appraised Value of the Spare Parts Collateral (excluding, for the avoidance of doubt, any Excluded Spare Parts and any Ineligible Spare Parts) as of a Collateral Test Date is less than [***] of the aggregate Appraised Value of all of the Owner’s Spare Parts and Appliances (including, for the avoidance of doubt, any applicable Excluded Spare Parts, but excluding any Ineligible Spare Parts) available for use in the Owner’s fleet as of such Collateral Test Date, then, within [***] after such Collateral Test Date, the Owner shall deliver, and file with the FAA for recordation, a Location Supplement designating sufficient additional Designated Locations to cause such percentage to be equal to or greater than [***].
(b)If a Spare Parts Certificate demonstrates that any location owned or leased by the Owner (other than a Designated Location), as of any Collateral Test Date, holds Spare Parts and Appliances representing [***] or more of the aggregate Appraised Value of the Owner’s Spare Parts and Appliances (including, for the avoidance of doubt, any applicable Excluded Spare Parts, but excluding any Ineligible Spare Parts) then available for use in its fleet, the Owner shall use reasonable commercial efforts to cause such location to be added as a Designated Location.
Section 3.3.    Inspection.
(a)At all reasonable times, so long as the Pledged Spare Parts are subject to the Lien of the Trust Indenture, the Mortgagee and its authorized representatives (the “Inspecting Parties”) may (not more than once every [***] for all Inspecting Parties with respect to the Collateral, upon at least [***] advance written notice to the Owner, unless an Event of Default has occurred and is continuing, in which case such inspection right shall not be so limited) inspect the Pledged Spare Parts (including without limitation, the related Spare Parts Documents that are of the type customarily inspected by lenders with a security interest in, or lessors of, similar airframes and engines operated by the Owner) and any such Inspecting Party may make copies of such Spare Parts Documents not reasonably deemed confidential by the Owner or such Permitted Lessee; provided that, unless an Event of Default has occurred and is continuing, the Inspecting Parties shall not be entitled to inspect in any [***] period Pledged Spare Parts located at more than one of the Designated Locations.
(b)Any inspection of a Pledged Spare Part hereunder shall be limited to a visual, walk-around inspection and shall not include the disassembling, or opening of any panels, bays or other components of such Pledged Spare Part, and no such inspection shall interfere with the use, maintenance and operation of the Pledged Spare Part by, or the business of, the Owner or Permitted Lessee, and neither the Owner nor any Permitted Lessee shall be required to undertake or incur any additional liabilities in connection therewith. Any inspection pursuant to this Section 3.3 of this Annex shall be at the sole risk (including, without limitation, any risk of personal injury or death) of the Inspecting Party making such inspection.
(c)With respect to such rights of inspection, the Mortgagee shall not have any duty or liability to make, or any duty or liability by reason of not making, any such visit, inspection or survey.
(d)Each Inspecting Party shall bear its own expenses in connection with any such inspection (including the cost of any copies made in accordance with Section 3.3(a) of this Annex).
(e)Each Inspecting Party shall be fully insured at no cost to the Owner in a manner reasonably satisfactory to the Owner with respect to any risks incurred in connection with any such inspection or shall provide to the Owner a written release satisfactory to the Owner with respect to such risks.
(f)Any such inspection shall be during the Owner’s normal business hours and subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations.
ARTICLE 4
ADDITION OF COLLATERAL
Section 4.1.    Additional Collateral.
(a)The Owner may, at any time after the Closing Date, (a) deposit cash and/or Cash Equivalents in any Eligible Account to be pledged as Cure Cash Collateral or (b) pledge as Additional Collateral any Qualified Spare Parts at an additional location, any spare engines, any airframe or any engine, in each case, that is eligible for the benefits of Section 1110, by executing and delivering such agreements, instruments or documents, and taking such other actions, as are required by Section 4.2 of this Annex, to pledge such assets and create and perfect a first priority Lien (subject to Permitted Liens) thereon in favor of the Mortgagee.
(b)Any Ineligible Spare Parts that are Qualified Spare Parts reflected on the most recent Parts Inventory Report (or other written notice from the Owner to the Mortgagee) as not constituting Excess Ineligible Spare Parts shall be automatically (and without further action) subject to the Lien of the Trust Indenture, and, thereafter, such Ineligible Spare Parts shall, unless thereafter released pursuant to Section 5.2(a) below, constitute Collateral for all purposes under the Operative Agreements.
Section 4.2.    Conditions to Addition of Designated Locations. The Owner’s right to add a Designated Location to the Collateral shall be subject to the fulfillment, at the Owner’s sole cost and expense, of the following conditions:
(a)the Owner shall have furnished to the Mortgagee a duly executed Location Supplement identifying each location that is to become a Designated Location and specifically subjecting the Pledged Spare Parts at such location to the Lien of the Trust Indenture, which shall have been duly filed for recordation pursuant to the Act; and
(b)the Owner shall have furnished to the Mortgagee an opinion of counsel, dated the date of execution of such Location Supplement, stating that such Location Supplement has been duly filed for recording in accordance with the provisions of the Act, and either: (i) no other filing or recording is required in any other place within the United States in order to perfect the Lien of the Trust Indenture on the Pledged Spare Parts held at the Designated Locations specified in such Location Supplement under the laws of the United States, or (ii) if any such other filing or recording shall be required that said filing or recording has been accomplished in such other manner and places, which shall be specified in such opinion of counsel, as are necessary to perfect the Lien of the Trust Indenture.
ARTICLE 5
RELEASE OF COLLATERAL
Section 5.1.    Release of Cure Cash Collateral. If, on any date of determination, Cure Cash Collateral is held by the Mortgagee and the amount of such Cure Cash Collateral exceeds the amount necessary for avoiding a Collateral Trigger Event (determined on a pro forma basis as of such date), upon request by the Owner, the Mortgagee will promptly release from the Lien of the Trust Indenture all such (or all such excess) Cure Cash Collateral and deliver it to the Owner; provided that the following conditions are satisfied or waived:
(a)no Event of Default shall have occurred and be continuing as of such date or will occur as a result of such release; and
(b)Owner delivers to the Mortgagee an Officer’s Certificate of the Owner with a calculation demonstrating that, on the applicable release date, no Collateral Trigger Event exists, or after giving effect to any release being requested by the Owner hereunder, will occur (as determined on a pro forma basis, and including any Additional Collateral being pledged by the Owner concurrently with such release).
The Mortgagee agrees to promptly provide any documents or releases reasonably requested by the Owner to evidence a release pursuant to this Section 5.1.
Section 5.2.    Release of Collateral.
(a)The Excess Ineligible Spare Parts reflected on the most recent Parts Inventory Report (or other written notice from the Owner to the Mortgagee) shall be automatically (and without further action) released from the Lien of the Trust Indenture upon delivery of a Collateral Test Certificate demonstrating that a Collateral Trigger Event has not occurred, or an existing Collateral Trigger Event has been cured, and, thereafter, such Excess Ineligible Spare Parts shall, unless thereafter added to the Collateral pursuant to Section 4.1(b) above, no longer constitute Collateral for any purpose under the Operative Agreements.
(b)At the Owner’s request on any date, any Designated Location will be promptly released from the Lien under the Trust Indenture, provided, that such Designated

Location does not contain any Pledged Spare Parts (including as a result of a substantially concurrent disposition or transfer of any Pledged Spare Parts located therein that is permitted by Section 4.03 of the Trust Indenture).
(a)At the Owner’s request on any date, the Mortgagee will promptly release from the Lien of the Trust Indenture any Specified Cash Collateral corresponding to Pledged Spare Parts and deliver it to the Owner; provided that the Owner has delivered to the Mortgagee an Officer’s Certificate of the Owner with calculations demonstrating that as of such date no Collateral Trigger Event exists, or after giving effect to the release of such Specified Cash Collateral, will occur, as determined on a pro forma basis on the basis of the most recent Appraisal.
The Mortgagee agrees to promptly provide any documents or releases reasonably requested by the Owner to evidence a release pursuant to this Section 5.2.

EXHIBIT A
TO
TRUST INDENTURE AND SPARE PARTS MORTGAGE
LOCATION SUPPLEMENT
This LOCATION SUPPLEMENT NO. __, dated [______________ ___, ____] (herein called this “Supplement”) of FRONTIER AIRLINES, INC., as Owner (the “Owner”).
W I T N E S S E T H:
WHEREAS, the Owner and Wilmington Trust, National Association, as Mortgagee (the “Mortgagee”), have heretofore executed and delivered a Trust Indenture and Spare Parts Mortgage, dated as of November 4, 2025 (the “Trust Indenture”), and terms defined in the Trust Indenture and used herein have such defined meanings unless otherwise defined herein;
WHEREAS, the Trust Indenture grants a Lien on, among other things, certain Spare Parts and Appliances to secure (subject to the provisions of the Trust Indenture), among other things, the Owner’s obligations to the Note Holders and the Indenture Indemnitees;
WHEREAS, the Owner has previously designated the locations at which the Pledged Spare Parts may be maintained by or on behalf of the Owner in the Trust Indenture [and in Supplement No. __];
WHEREAS, the Trust Indenture [and the Supplements] has [have] been duly recorded with the Federal Aviation Administration at Oklahoma City, Oklahoma, pursuant to the Act on the following date as a document or conveyance bearing the following number:

	DATE OF RECORDING	DOCUMENT OR CONVEYANCE NO.
Trust Indenture
WHEREAS, the Owner, as provided in the Trust Indenture, is hereby executing and delivering to the Mortgagee this Supplement for the purposes of adding locations at which the Pledged Spare Parts may be maintained by or on behalf of the Owner; and
WHEREAS, all things necessary to make this Supplement the valid, binding and legal obligation of the Owner, including all proper corporate action on the part of the Owner, have been done and performed and have happened;
NOW, THEREFORE, THIS SUPPLEMENT WITNESSETH, that the locations listed on Schedule 1 hereto shall be Designated Locations for purposes of the Trust Indenture at which Pledged Spare Parts may be maintained by or on behalf of the Owner, and all Pledged Spare Parts at such Designated Locations shall be subjected to the Lien of the Trust Indenture.
TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

This Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof, and the Trust Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
THIS SUPPLEMENT IS DELIVERED IN THE STATE OF NEW YORK. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Delivery of an executed counterpart of a signature page to this Supplement by email shall be effective as delivery of an original executed counterpart of this Supplement.
* * *
IN WITNESS WHEREOF, the Owner has caused this Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

FRONTIER AIRLINES, INC.
By:___________________________________
Name:
Title:

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

SCHEDULE 1
TO
LOCATION SUPPLEMENT NO. [ ]
Designated Locations
[***]

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

Series A-1 Equipment Note Amortization

[***]

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1

SCHEDULE II
TO
TRUST INDENTURE AND SPARE PARTS MORTGAGE

Designated Locations
[***]

TRUST INDENTURE AND SPARE PARTS MORTGAGE 2025-1 EETC CLASS A-1